PROSPECTUS Class A Shares (RCIAX) of Beneficial Interest February 1, 2018

Resource Credit Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s Class A shares, including a Statement of Additional Information (“SAI”) dated February 1, 2018, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 46 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., PO Box 219169, Kansas City, MO 64121. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-747-9559 or by visiting www.ResourceCreditIncome.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as further described in this prospectus.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered 50,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this prospectus, 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share of the relevant share class, plus the applicable sales load. As of January 12, 2018 the Fund’s net asset value per share was $11.12 for Class A shares. Any sales load will be deducted from the proceeds paid to the Fund. The maximum sales load is 5.75% of the amount invested for Class A shares. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund’s automatic investment program. Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in fixed-income and fixed-income related securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load. See “Plan of Distribution.”

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may invest in publicly traded investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”) that may use leverage subject to limitations under applicable law with respect to such Public Investment Fund. The Fund may also invest in private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that may use leverage without limit. Accordingly, the Fund, through its investments in Public Investment Funds and Private Investment Funds, may be exposed to the risk of highly leveraged investment programs. For a discussion of the risks associated with the leveraged capital structure, please refer to pages 18-20 of this prospectus.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

Investing in the Fund’s shares involves risks, including the following:

•	The Fund has a limited pricing and performance history.
•	Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.
•	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.
•	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.
•	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.
•	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.
•	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
•	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page 16 of this prospectus.

Investment Adviser
Resource Alternative Advisor, LLC (the “Adviser” or “Resource Alternative”)

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. Resource Credit Income Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of its shares at the NAV of the applicable class of shares. See “Quarterly Repurchases of Shares.”

Investment Objectives and Policies. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund defines “moderate volatility” to mean investment returns having a level of volatility equal to or lower than the broader equity markets as reflected in the S&P 500 Index, a broad-based measure of the U.S. stock market. The Fund defines “low to moderate correlation to the broader equity markets” to mean investment returns having a correlation of less than one to the S&P 500 Index. The Adviser believes that a portfolio with moderate volatility and low to moderate correlation to the broader equity markets enhances the Fund’s appeal to investors seeking to diversify their equity investments.

The Fund seeks to meet its investment objectives by investing in the debt of small- to middle-market companies with a focus on transactions sourced for the Fund by its Adviser, including in fixed-income oriented funds. A substantial portion of the Fund’s portfolio may consist of senior and subordinated debt, which it believes offers opportunities for moderate volatility and low to moderate correlation to the broader equity markets. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the borrower and the potential investment present an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund also intends to invest in non-controlling interests in equity and junior debt tranches of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Fund may invest in other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund only to the extent such investments are permitted.

The Fund invests without restriction as to issuer capitalization. The Fund invests in debt securities of any quality, duration or maturity. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately 2 to 10 years. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in Public Investment Funds that may engage in leverage up to any limitations under applicable law with respect to such Public Investment Fund and Private Investment Funds that may engage in leverage without limit.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund defines fixed-income and fixed-income related securities to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”) or are publicly registered and non-traded (“Non-Traded BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) and (B) private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics); and (iii) non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

For purposes of the Fund’s 80% policy, the Fund will invest only in Public Investment Funds and Private Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, as determined by the Adviser’s review of their portfolio holdings, investment objectives and strategies. Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund’s prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund’s management team in order to determine whether the underlying fund follows an 80%

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policy under normal circumstances. Following the Fund’s investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available. If at any point the Adviser has reason to believe that the underlying fund’s investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Adviser will immediately reclassify the investment for purposes of testing the Fund’s compliance with its 80% policy. The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in fixed-income and fixed-income related securities. In market environments that the Adviser believes are unfavorable to fixed-income and fixed-income related securities, the Fund may reduce its investment in fixed-income and fixed-income related securities and hold a larger position in cash or cash equivalents. In addition, Public Investment Funds and Private Investment Funds in which the Fund invests for purposes of the 80% policy may reduce their investments in fixed-income and fixed-income related securities in response to changing market conditions.

The Fund’s 80% policy is not fundamental and may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) without shareholder approval. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. See “Investment Objectives, Policies and Strategies.”

Investment Strategy. The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser further advances its objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on operational and financial metrics as well as relative value.

Loan Strategy. The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, will provide the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level includes relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as a sale of the BDC or a listing on a stock exchange) following the close of the offering. To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy. The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products

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may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer will benefit the Fund by providing a consistent flow of transactions for review.

Diversification. The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

See “Investment Objectives, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Investment Adviser. Resource Alternative Advisor, LLC, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Management and Incentive Fees. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund—Investment Adviser” for additional information concerning fees paid to the Adviser.

Expense Reimbursement Agreement. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses

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exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class A shares (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent. ALPS Fund Services, Inc. (“AFS”) serves as the administrator and accounting agent for the Fund. DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. See “Management of the Fund.”

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to continuous out-flows.

Share Classes. The Fund offers one share class by this prospectus: Class A shares. The Fund began continuously offering its common shares on April 20, 2015. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. The Fund also offers Class C, Class I, Class L and Class W shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for Class A shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, if any, as well through its investments in Public Investment Funds and Private Investment Funds. See “Risk Factors.”

•	The Fund is a closed-end investment company;

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions;

•	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

•	Increases in interest rates generally will cause the Fund’s fixed-rate debt securities to decline in price;

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•	The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;

•	Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

•	The Fund’s use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments;

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•	The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may use debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income;

•	The Fund may invest in Public Investment Funds and Private Investment Funds, which are subject to their strategy specific risks such as leverage risk, derivatives risk and market risk. Fund shareholders will also bear two layers of fees and expenses in connection with investments in Public Investment Funds and Private Investment Funds. In addition, Private Investment Funds are subject to illiquidity risk;

•	The Fund may invest in securities of BDCs and Non-Traded BDCs, which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment;

•	The Fund may invest in securities of ETFs, which are subject to all of the risks of a direct investment in the underlying securities that the ETF holds;

•	The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold;

•	Below investment grade instruments may be particularly susceptible to economic downturns, which could cause losses;

•	The Fund’s NAV may be more volatile because it invests in medium and small capitalization companies, which have fewer capital resources and shorter operating histories as compared to larger companies;

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;

•	Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;

•	The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses;

•	The incentive fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement and may encourage the Adviser to use leverage to increase the return on the Fund’s investments;

•	Foreign securities or other instruments of foreign issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•	The Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV;

•	The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;

•	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund;

•	The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities;

•	The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio;

•	Payment for quarterly repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover;

•	The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC;

•	The valuation of securities or instruments that lack a central trading place (such as loans or fixed-income instruments) may carry greater risk than those which trade on an exchange;

•	As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence;

•	The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Fund shareholders, will be taxable as ordinary income;

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•	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful;

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•	Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide;

•	The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable; and

•	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Custodian

MUFG Union Bank, N.A. serves as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

FUND EXPENSES

Shareholder Transaction Expenses	Class A
Maximum Sales Load(1) (as a percent of offering price)	5.75%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase(2) (as a percent of original purchase price)	0.50%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%
Incentive Fees(3)	0.00%
Acquired Fund Fees and Expenses(4)(5)	1.35%
Shareholder Servicing Expenses	0.25%
Distribution Fee	None
Other Expenses(6)	2.80%
Total Annual Expenses	6.25%
Fee Waiver and Reimbursement(7)	(2.31)%
Total Annual Expenses (after fee waiver and reimbursement)	3.94%

(1)	The “maximum sales load” includes selling commissions and dealer manager fees of 5.00% and 0.75%, respectively, of the Fund’s public offering price per Class A share. In no event will the aggregate selling commissions exceed 5.75% of the gross offering proceeds received attributable to Class A shares.

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(2)	Shareholders tendering Class A shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee.
(3)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 2.25%, or an annualized hurdle rate of 9.0%, subject to a “catch-up” feature. See “Management of the Fund—Investment Adviser” for a full explanation of how the incentive fee is calculated. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the financial highlights due to the inclusions in this table of Acquired Fund Fees & Expenses and certain other adjustments.
(5)	Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the advisor of an Acquired Fund. While the amount of such fees vary by Acquired Fund, performance fees, if charged, tend to be approximately 20% of the Acquired Fund’s profits. Acquired Funds’ fees and expenses are based on historic fees and expenses; and future Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.
(6)	Other expenses include accounting, legal and auditing fees of the Fund, offering expenses, as well as the compensation of the Fund’s chief compliance officer and fees payable to the trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares, which include the development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund.
(7)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class A shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page 42 of this prospectus. More information about management fees, incentive fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 32 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$95	$212	$327	$602

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period.

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$100*	$212	$327	$602

*	If the Early Withdrawal Charge applies. See “Early Withdrawal Charge” under “Quarterly Repurchases of Shares.” If the Early Withdrawal Charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class A Shares would be $100, assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 year period.

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The table below reflects the financial results for a single Class A share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report dated September 30, 2017. To request the Fund’s Annual Report or Semi-Annual Report, please call 1-855-747-9559.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.26	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.57	0.43	—
Net realized and unrealized gain on investments	1.02	0.18	—
Total income from investment operations	1.59	0.61	—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.47)	(0.27)	—
From net realized gain on investments	(0.16)	—	—
From return of capital	(0.09)	(0.08)	—
Total distributions	(0.72)	(0.35)	—
INCREASE IN NET ASSET VALUE	0.87	0.26	—
NET ASSET VALUE, END OF PERIOD	$11.13	$10.26	$10.00

TOTAL RETURN(c)	15.79%	6.22%	—%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$16,049	$4,043	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	4.90%	31.46%	472.13	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	2.59%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	4.90%	34.54%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	2.59%	N/A
Net investment income	5.20%	4.43%	0.00	%(e)

PORTFOLIO TURNOVER RATE	39%	22%	0	%(f)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$—	$5	$—
Asset coverage per $1,000 (000s)	$—	$1,032,060	$—

(a)	The Fund’s Class A commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, and its telephone number is (866) 773-4120.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), are invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund pays its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objectives and policies, the Fund invests in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully

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invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. These investment objectives may be changed without a vote of the Fund’s shareholders.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “fixed-income and fixed-income related securities.” The Fund may invest without limitation in fixed-income and fixed-income related securities of any sector of any industry.

The Fund defines fixed-income and fixed-income related securities to consist of:

(i)	loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers;

(ii)	equity of investment funds, which may include Public Investment Funds, including traded and Non-Traded BDCs, closed and open-end funds, ETFs and Index Funds, and Private Investment Funds that invest principally in such loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics); and

(iii)	equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

The Adviser’s Strategy

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser seeks to further advance the Fund’s objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on both operational and financial metrics as well as relative value.

Loan Strategy

The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, provides the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level include relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other

9

stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the BDC or listing on a stock exchange) following the close of the offering.

Within the traded and Non-Traded BDC strategy described above, the Fund limits its exposure to any one company. The Fund also seeks to diversify its BDC investment portfolio across underlying strategies including:

•	Secured Credit Opportunities: an investment strategy focused on first or second lien, senior secured loans. This may also include unitranche loans, which combine both senior and mezzanine debt, typically in a first lien position.

•	Unsecured Credit Opportunities: an investment strategy focused on loans subordinate to senior loans. This is typically mezzanine debt.

•	Equity Investments: an investment strategy focused on assuming equity positions, typically through warrants, as a part of an issued loan.

To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Private Investment Funds may benefit from longer investment horizons, access to deal flow due to relationships with investment banks and other sources of deal flow, access to proprietary deal flow, or proprietary analytics. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Within the Private Investment Fund strategy described above, the Fund seeks to limit its exposure to any one manager. The Fund also seeks to diversify its Private Investment Fund investment portfolio across underlying strategies including:

•	Debt Opportunities. A long/short investment strategy in corporate debt securities of leveraged companies and financially distressed firms and other investments.

•	Credit Opportunities. A long/short investment strategy in corporate debt securities to capture credit opportunities in all market environments.

•	Structured Credit. A long/short investment strategy in structured securities.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy

The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer benefits the Fund by providing a consistent flow of transactions for review.

Diversification

The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser

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seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. For example, the Fund seeks companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months. However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income or as eligible for the corporate dividends received deduction. See “U.S. Federal Income Tax Matters.”

In addition, the Fund generally will not be permitted to co-invest alongside certain affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC. Unless the Fund applies for and receives such relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. The Fund currently does not intend to invest in companies that are controlled by affiliates of the Adviser.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Investment Process

Within each alternative credit asset strategy described above, the Adviser seeks to employ a disciplined process for security selection. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating current income and sustainable, positive, risk-adjusted under a wide variety of market conditions. To ensure consistency and discipline, the Adviser evaluates each investment according to the following three processes:

Quality Screen

The Adviser evaluates a number of factors which it believes are closely correlated to the credit worthiness of the security. These factors include the competency of management as well as the extent of alignment between management and investors in the security. Such alignment may be related to compensation structure or management’s own holding of the security. The Adviser also evaluates the location, quality and diversity of assets underlying the security as well as the quality of the issuer’s balance sheet, including the extent of leverage and liquidity.

Valuation Screen

The Adviser seeks to evaluate whether the price being paid for a security is attractive relative to absolute measures and relative measures. Absolute measures include discounted cash flow analysis, dividend yield analysis and net asset value. Relative measures include comparison of the price paid for a security compared to other securities with similar credit and yield characteristics.

Portfolio Construction

The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets and seeks to evaluate each security in the context of balancing the competing objectives of providing current income, achieving long term capital appreciation, and minimizing portfolio volatility and correlation. In this context, the Adviser considers whether acquisition of a particular

11

security would result in appropriate allocations to the three alternative credit asset strategies that are fundamental to the Adviser’s approach. In constructing the portfolio, the Adviser also takes into consideration tactical opportunities to capitalize on market price inefficiencies. However, the Adviser seeks to maintain a well-diversified portfolio that effectively manages asset class and sector risk over time.

Monitoring

The Adviser employs a proactive and disciplined monitoring approach focused on due diligence as a central tenet of its investment process. Such due diligence includes meeting with company management, analyzing company financial information and presentations, the creation and review of the Adviser’s own financial forecasts and models, and regular investment committee meetings. In addition, the portfolio managers review research reports prepared by their own analysts as well as third party research regarding particular issuers or industries in which the issuer operates in order to assess factors that may impact the value of securities held in the Fund.

Borrowings

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Investment Funds may utilize leverage in their investment activities. However, the Private Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Portfolio Composition

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Senior Loans

Companies use loans to finance internal growth, acquisitions, mergers, stock purchases, or for other corporate purposes. Senior loans (i.e., first lien loans) hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior loans are often secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. Such loans often provide for restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of lenders to receive timely payments of interest on and repayment of principal of the loans. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. In addition, such loans often requirement mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities.

Interest rates on senior loans may be fixed or may float periodically. On floating rate senior loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate senior loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate senior loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed-rate income instruments generally decline. When interest rates fall, the values of fixed-rate income instruments generally increase. The prices of floating rate senior loans tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. For floating rate senior loans, interest payable to the Fund from its investments in senior loans should increase as short-term interest rates increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower.

Senior loans may not be rated by a rating agency. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the senior loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

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Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower.

The floating or variable rate feature of most senior loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. To the extent the Fund invests in variable rate senior loans, the Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed-income instruments (other than money market funds and some short-term bond funds). When interest rates decline, the value of a fixed-income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in floating rate senior loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on senior loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Fund’s NAV.

The Fund may purchase and retain in its portfolio senior loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.

The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value senior loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Subordinated and Unsecured or Partially Secured Loans

Unsecured loans or subordinated loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments.

Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans and other secured loans discussed above. In addition, unsecured loans of below investment grade quality share many of the risk characteristics of non-investment grade bonds. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations. Unsecured loans are subject to the same risks associated with investment in senior loans and other secured loans and non-investment grade bonds. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid.

Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Mezzanine Securities

The Fund may invest in certain lower grade securities known as “mezzanine securities,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine securities may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine securities are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine securities are usually unsecured and subordinated to other obligations of the issuer.

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Fixed-Income Instruments

The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Business Development Companies

The Fund may invest in business development companies. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. Non-Traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Public BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

The market value of BDC shares and the ability of BDCs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and debt market conditions, adverse changes in governmental rules and fiscal policies, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from BDCs may consist of dividends, capital gains and/or return of capital.

The Fund invests in Public BDCs by purchasing their common stock, preferred stock, debt and/or warrants. The Fund’s investments in Non-Traded BDCs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market. The Fund’s investments in Non-Traded BDCs will be typically made through the purchase of common stock and preferred stock.

Dividends paid by BDCs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Closed-End Funds

Subject to the Fund’s investment restrictions, the Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in fixed-income and fixed-income related securities. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (Mutual Funds)

Subject to the Fund’s investment restrictions, the Fund may invest in open end investment companies, commonly known as mutual funds. The Fund may invest in mutual funds that invest primarily in fixed-income and fixed-income related securities.

Exchange Traded Funds

The Fund may invest its assets in ETFs that invest primarily in fixed-income and fixed-income related securities. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.

An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with mutual funds and closed-end funds.

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ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Index Funds

An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Private Investment Funds

Private Investment Funds are funds managed by institutional asset managers with expertise in managing portfolios of fixed-income and fixed-income related securities. Private Investment Funds are exempt from registration under the 1940 Act. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.

The Fund’s typical investments in Private Investment Funds will be made through the purchase of common stock or limited partnership or membership interests in such funds. The Fund may invest a portion of its gross assets in Private Investment Funds that are commonly known as hedge funds or private equity funds, which would be required to register as investment companies but for an exemption under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Collateralized Debt Obligations

A CDO is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority. The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.

CDOs may be collateralized by a range of financial assets. CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs. See “Portfolio Investments—Collateralized Loan Obligations” for further discussion of CLOs. Other forms include CDOs, CBOs, trust preferred securities issued by banks and insurance companies (TruPS CDOs), and other forms of asset-backed securities (ABS CDOs).

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized Loan Obligations

A CLO is a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

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The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely effective. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Market Risk

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

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Debt Securities Risk

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed-Income Instruments Risk

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Senior Loans Risk

Senior loans hold the most senior position in the capital structure of a Borrower. Senior loans in most circumstances are fully collateralized by assets of the Borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting Borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Senior loans usually include restrictive covenants, which must be maintained by the Borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the Borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Senior loans typically will be secured by pledges of collateral from the Borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the Borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower. See “Below Investment Grade Instruments Risk.”

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If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or government regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

The Fund may acquire senior loans through assignments or participations. The Fund will typically acquire senior loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution offering the participation, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a senior loan through a participation. The Adviser has established a best execution committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the best execution committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the senior loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the senior loan than the Fund expected when initially purchasing the participation.

Subordinated and Unsecured or Partially Secured Loans Risk

The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same Borrower.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

The Fund expects to add financial leverage to its portfolio representing up to approximately 33% of the Fund’s assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity).

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Conflicts of Interest.”

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. Because the Fund uses debt to finance investments, its net investment income depends, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. An increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Fund—The Adviser.”

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s portfolio companies that are unable or unwilling to pay interest and repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s investments with fixed rates may decline in value because the fixed coupon rate is below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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Public Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees, and expenses at the Public Investment Fund level.

The Fund is subject to, and indirectly invests in, Public Investment Funds that are subject to, the risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds in particular. The Fund may not be able to invest in certain Public Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Public Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

Public Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Public Investment Fund manager may invest the Public Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Public Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Public Investment Fund manager may focus on a particular industry, which would subject the Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of industries. A Public Investment Fund manager may focus on a particular country or geographic region, which may subject a Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of geographic regions.

A Public Investment Fund manager may use derivatives for speculative or hedging purposes. A Public Investment Fund manager may have limited operating history upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. A Public Investment Fund manager may sell short securities held by a Public Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Public Investment Fund’s short selling activities may be adversely affect by regulatory restrictions that may be imposed at any time. Public Investment Fund manager may invest the Public Investment Fund’s assets without limitation in restricted and illiquid securities. A Public Investment Fund manager may invest Public Investment Fund’s assets in equity securities without limitation as to market capitalization. Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

BDC Risk

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Non-Traded BDC Risk

Non-traded BDCs are subject to the following risks in addition to those described in “BDC Risk.” Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded BDCs are not liquid, and investments in Non-Traded BDCs may not be accessible for an extended period of time. Redemption programs offered by Non-Traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the BDC to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded BDCs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by Non-Traded BDCs may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the BDC, regulatory changes, and key personnel changes. Distributions from Non-Traded BDCs can be suspended for a period of time or halted altogether.

Exchange-Traded Funds Risk

The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. ETF shares may trade at a premium or discount to their NAV because the supply and demand in the market for ETF shares at any point in time may not be identical to the supply and demand in the market for the underlying securities. Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors—Leverage Risk.” In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders may also indirectly bear similar expenses of an ETF.

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Private Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Private Investment Fund level.

The Fund is subject to, and indirectly invests in, Private Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Investment Funds in particular. The Fund may not be able to invest in certain Private Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Private Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Private Investment Fund manager may invest the Private Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Investment Fund Manager may focus primarily on a particular industry, which would subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Investment Fund Manager may focus on a particular country or geographic region, which may subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Investment Fund manager may use derivatives for speculative or hedging purposes. A Private Investment Fund may incur leverage for investment or other purposes, which may increase the volatility of the Private Investment Fund. A Private Investment Fund manager may sell short securities held by Private Investment Funds, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that the Private Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Investment Fund manager may change their investment strategies at any time. A Private Investment Fund manager may invest the Private Investment Fund’s assets without limitation in restricted and illiquid securities. A Private Investment Fund manager may invest the investment funds’ assets in equity securities without limitation as to market capitalization. A Private Investment Fund may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Please see “Leverage Risk” above for a description of risks associated with the use of leverage. Additionally, Private Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Investment Fund managers may not be registered under the Advisers Act. Further, Private Investment Fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Structured Products Risk

The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

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CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Mezzanine Securities Risk

Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk

The Fund may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in below investment grade instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Derivatives Risk

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party (or counterparty) to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates generally are combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the

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conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return of the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Risk of Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Medium and Small Capitalization Company Risk

Many of the issuers of securities in which the Fund may invest are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk

The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the Borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than senior loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the

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Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Short Selling Risk

Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Prepayment Risk

Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

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Counterparty Risk

Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian). The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Special Situations and Distressed Investments

The Fund seeks to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Freddie Mac and Fannie Mae may ultimately lose value.

Foreign Investment Risk

Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with:

•	political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.;

•	trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.;

•	availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers;

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•	limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and

•	currency exchange rate fluctuations and policies.

The risks of foreign investments may be greater in developing or emerging market countries.

Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk

The Fund’s NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a Private Investment Fund or a Public Investment Fund may also prove incorrect and may not produce the desired results.

Dependence on Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

Conflicts of Interest Risk

The Adviser and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s clients, the Private Investment Funds and Public Investment Funds and the asset managers to the Private Investment

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Funds and Public Investment Funds. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund. See “Conflicts of Interest.”

Distribution Policy Risk

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finance repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Co-Investment Restrictions

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Fund’s board of trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Fund’s board of trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund’s investment strategy contemplates that the Fund will invest capital in originated transactions that are sourced by the Adviser. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser. The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term.

The Fund may, however, invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser and its affiliates, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. It is the Fund’s policy to base the board of trustees’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the board of trustees or imposed by applicable laws, rules, regulations or interpretations. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser and its affiliates will be required to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

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Incentive Fee Risk

The Adviser is entitled to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. PIK income will be counted toward the incentive fee that the Fund is obligated to pay to the Adviser even though the Fund does not receive the income in the form of cash.

The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

In Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Event Driven Investing

The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

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Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Material Risks of Significant Methods of Analysis

The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

Market Developments

Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession, such as the current recession, could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV.

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Market Disruptions from Natural Disasters or Geopolitical Risks

Natural disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of shares of opportunities to sell their shares at NAV.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities

The Adviser may pursue complex investment opportunities for the Fund, which may involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund may be required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Risks Relating to the Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or

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debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Resource Alternative, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act, as amended. The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III, which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent renewal of the Fund’s Investment Management Agreement will be included in the Fund’s semi-annual annual report to shareholders for the period ended March 31, 2018.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

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The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $2.10

Implied Yield (Investment Income / Average NAV) = 2.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 1.3375%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Incentive Fee on Income payable.

Scenario 2

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.3375%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

= 100% x (2.3375% - 2.25%)
= 0.0875% or $0.09

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision, therefore the Incentive Fee on Income is 0.0875%.

Scenario 3

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

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Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.3375%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.3375% - 2.8125%))

= 0.5625% + (20% x 1.525%)

= 0.5625% + 0.305%

= 0.8675% or $0.91

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision, therefore the Incentive Fee on Income is 0.8675%.

Scenario 4

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.32%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.6575%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (Subject to catch up)(4)

= 100% x (2.6575% - 2.25%)

= 0.4075% or $0.43

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision. Although Investment Income is the same in Scenario 4 as compared with Scenario 2, the Implied Yield is higher in Scenario 4 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 4 as compared with Scenario 2.

Scenario 5

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.53%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.8675%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.8675% - 2.8125%))

= 0.5625% + (20% x 2.055%)

= 0.5625% + 0.411%

= 0.9735% or $0.92

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision. Although Investment Income is the same in Scenario 5 as compared with Scenario 3, the Implied Yield is higher in Scenario 5 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 5 as compared with Scenario 3.

(1)	Represents 9.0% annualized hurdle rate.
(2)	Represents 1.85% annualized based management fee on average daily net assets.
(3)	Includes expenses reimbursed to the Adviser and interest expenses and distributions paid on any issued and outstanding preferred shares, but excludes the incentive fee.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.8125% in any calendar quarter.

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The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class A shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Portfolio Managers

Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as a Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, he worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

Justin Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc., located as 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent. For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. DST Systems, Inc., at PO Box 219169, Kansas City, MO 64121, serves as Transfer Agent.

Custodian

MUFG Union Bank, N.A., with principal offices at 1251 Avenue of the Americas, New York, NY 10020, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, MUFG Union Bank, N.A. holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is an affiliate of the Adviser.

AFS is obligated to pay expenses associated with providing the services contemplated by an Administration, Bookkeeping and Pricing Services Agreement (administration and accounting), including compensation of its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by an Agency Agreement (transfer agent), including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class A shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class A shares.

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The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2017, there was no entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. Class A shares are offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Investment Funds and Non-Traded Funds), securities are valued at fair value as determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board’s supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Private Investment Funds and Non-Traded BDCs (“Non-Traded Funds”) will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Manager. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Investment Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Non-Traded Fund, the Adviser, under the oversight of the Board, will conduct a due diligence review of the valuation methodology utilized by the Non-Traded Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Non-Traded Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund or BDC, the Board will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fund’s Fair Value Committee will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If

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no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. In the event a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser and its affiliates distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Tenders of Class A shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

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If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-855-747-9559 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 0.50% on the purchase of Class A shares of $1 million or more. Tenders of Class A shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of under $1 million) will not be subject to an early withdrawal charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such

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potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by AFS (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203.

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Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Certain transactions can be performed by calling the toll free number 1-855-747-9559.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s

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shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on December 11, 2014. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers five different classes of shares: Class A, Class C, Class I, Class L and Class W shares. Class C, Class I, Class L and Class W shares are sold through separate prospectuses. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

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The following table shows the amounts of Class A shares of the Fund that have been authorized and are outstanding as of December 31, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class A shares	Unlimited	None	1,701,684.29

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. Class A shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

About the Dealer Manager. The dealer manager for this offering is Resource Securities LLC (formerly known as Resource Securities, Inc.) (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005. Resource Securities receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Class A shares. In its capacity as dealer manager of this offering, Resource Securities receives dealer manager fees of 0.75% of the Fund’s public offering price per Class A share.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent. The returned check and stop payment fee is currently $5. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

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By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Credit Income Fund to:

Resource Credit Income Fund
c/o DST Systems, Inc.
PO Box 219169
Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Resource Credit Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

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Purchase Terms

Class A shares are sold at the prevailing net asset value per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares; and

•	shareholders tendering Class A shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee.

The price of the Class A shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Class A shares. Investors in Class A shares will pay a sales load based on the amount of their investment, which may range from 1.00% to 5.75%, as set forth in the table below. A reallowance will be made from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions. The Fund reserves the right to waive broker commissions. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested	Dealer Reallowance*
Under $100,000	5.00%	0.75%	5.75%	6.10%	5.50%*
$100,000 to $249,999	4.00%	0.75%	4.75%	4.99%	4.50%*
$250,000 – 499,999	3.00%	0.75%	3.75%	3.90%	3.50%*
$500,000 - $999,999	2.00%	0.50%	2.50%	2.56%	2.25%**
$1,000,000 and above	1.00%	0.00%	1.00%	1.01%	1.00%

*	Dealer reallowance includes 0.50% from the dealer manager fee.
**	Dealer reallowance includes 0.25% from the dealer manager fee.

You will be able to buy Class A shares without either a broker commission or dealer manager fee (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	a current or former director or Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Fund’s Adviser; or

•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

You will be able to buy Class A shares without a broker commission when you are:

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or

•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund.

In addition, concurrent purchases of Class A shares of the Fund and Class A shares of Resource Real Estate Diversified Income Fund by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

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Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund and Class A shares of Resource Real Estate Diversified Income Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund and Class A shares of Resource Real Estate Diversified Income Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Class A shares. You may include a purchase of Class A shares of the Fund not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of Class A shares of the Fund and Class A shares of Resource Real Estate Diversified Income Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for Class A shares of the Fund purchased during that period at a price including a front-end sales charge.You may combine purchases and exchanges of Class A shares of the Fund by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Class A shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class A shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class A shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class A shares.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-855-747-9559 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-200981). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISORY AND OTHER SERVICES	34
PORTFOLIO MANAGERS	36
ALLOCATION OF BROKERAGE	38
TAX STATUS	39
OTHER INFORMATION	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	46
APPENDIX A – PROXY VOTING POLICY	47

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PRIVACY NOTICE	Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 1-855-747-9559

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WHO WE ARE
Who is providing this notice?	Resource Credit Income Fund
WHAT WE DO
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tells us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Resource Credit Income Fund doesn’t jointly market.

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PROSPECTUS

RESOURCE CREDIT INCOME FUND

Class A Shares (RCIAX) of
Beneficial Interest

February 1, 2018

Investment Adviser
Resource Alternative Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS Class C Shares (RCICX) of Beneficial Interest February 1, 2018

Resource Credit Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s Class C shares, including a Statement of Additional Information (“SAI”) dated February 1, 2018, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 45 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., PO Box 219169, Kansas City, MO 64121. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-747-9559 or by visiting www.ResourceCreditIncome.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as further described in this prospectus.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered 50,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this prospectus, 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share of the relevant share class, plus the applicable sales load. As of January 12, 2018 the Fund’s net asset value per share was $11.24 for Class C shares. Any sales load will be deducted from the proceeds paid to the Fund. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund’s automatic investment program. Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in fixed-income and fixed-income related securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load. See “Plan of Distribution.”

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may invest in publicly traded investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”) that may use leverage subject to limitations under applicable law with respect to such Public Investment Fund. The Fund may also invest in private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that may use leverage without limit. Accordingly, the Fund, through its investments in Public Investment Funds and Private Investment Funds, may be exposed to the risk of highly leveraged investment programs. For a discussion of the risks associated with the leveraged capital structure, please refer to pages 18-20 of this prospectus.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

Investing in the Fund’s shares involves risks, including the following:

•	The Fund has a limited pricing and performance history.
•	Shares of the Fund are not be listed on any securities exchange, which makes them inherently illiquid.
•	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.
•	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.
•	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.
•	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.
•	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
•	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page 16 of this prospectus.

Investment Adviser
Resource Alternative Advisor, LLC (the “Adviser” or “Resource Alternative”)

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. Resource Credit Income Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of its shares at the NAV of the applicable class of shares. See “Quarterly Repurchases of Shares.”

Investment Objectives and Policies. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund defines “moderate volatility” to mean investment returns having a level of volatility equal to or lower than the broader equity markets as reflected in the S&P 500 Index, a broad-based measure of the U.S. stock market. The Fund defines “low to moderate correlation to the broader equity markets” to mean investment returns having a correlation of less than one to the S&P 500 Index. The Adviser believes that a portfolio with moderate volatility and low to moderate correlation to the broader equity markets enhances the Fund’s appeal to investors seeking to diversify their equity investments.

The Fund seeks to meet its investment objectives by investing in the debt of small- to middle-market companies with a focus on transactions sourced for the Fund by its Adviser, including in fixed-income oriented funds. A substantial portion of the Fund’s portfolio may consist of senior and subordinated debt, which it believes offers opportunities for moderate volatility and low to moderate correlation to the broader equity markets. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the borrower and the potential investment present an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund also intends to invest in non-controlling interests in equity and junior debt tranches of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Fund may invest in other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund only to the extent such investments are permitted.

The Fund invests without restriction as to issuer capitalization. The Fund invests in debt securities of any quality, duration or maturity. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately 2 to 10 years. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in Public Investment Funds that may engage in leverage up to any limitations under applicable law with respect to such Public Investment Fund and Private Investment Funds that may engage in leverage without limit.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund defines fixed-income and fixed-income related securities to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”) or are publicly registered and non-traded (“Non-Traded BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) and (B) private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics); and (iii) non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

For purposes of the Fund’s 80% policy, the Fund will invest only in Public Investment Funds and Private Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, as determined by the Adviser’s review of their portfolio holdings, investment objectives and strategies. Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund’s prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund’s management team in order to determine whether the underlying fund follows an 80%

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policy under normal circumstances. Following the Fund’s investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available. If at any point the Adviser has reason to believe that the underlying fund’s investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Adviser will immediately reclassify the investment for purposes of testing the Fund’s compliance with its 80% policy. The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in fixed-income and fixed-income related securities. In market environments that the Adviser believes are unfavorable to fixed-income and fixed-income related securities, the Fund may reduce its investment in fixed-income and fixed-income related securities and hold a larger position in cash or cash equivalents. In addition, Public Investment Funds and Private Investment Funds in which the Fund invests for purposes of the 80% policy may reduce their investments in fixed-income and fixed-income related securities in response to changing market conditions.

The Fund’s 80% policy is not fundamental and may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) without shareholder approval. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. See “Investment Objectives, Policies and Strategies.”

Investment Strategy. The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser further advances its objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on operational and financial metrics as well as relative value.

Loan Strategy. The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, will provide the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level includes relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as a sale of the BDC or a listing on a stock exchange) following the close of the offering. To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy. The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products

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may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer will benefit the Fund by providing a consistent flow of transactions for review.

Diversification. The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

See “Investment Objectives, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Investment Adviser. Resource Alternative Advisor, LLC, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Management and Incentive Fees. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund—Investment Adviser” for additional information concerning fees paid to the Adviser.

Expense Reimbursement Agreement. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses

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exceed 3.34% per annum of the Fund’s average daily net assets attributable to Class C shares (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent. ALPS Fund Services, Inc. (“AFS”) serves as the administrator and accounting agent for the Fund. DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. See “Management of the Fund.”

Distribution Fees. The Class C shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares, respectively, and is payable on a quarterly basis. See “Plan of Distribution.”

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to continuous out-flows.

Share Classes. The Fund offers one share class by this prospectus: Class C shares. The Fund began continuously offering its common shares on April 20, 2015. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. The Fund also offers Class A, Class I, Class L and Class W shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for Class C shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, if any, as well through its investments in Public Investment Funds and Private Investment Funds. See “Risk Factors.”

•	The Fund is a closed-end investment company;

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions;

•	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

•	Increases in interest rates generally will cause the Fund’s fixed-rate debt securities to decline in price;

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•	The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;

•	Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

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•	The Fund’s use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments;

•	The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may use debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income;

•	The Fund may invest in Public Investment Funds and Private Investment Funds, which are subject to their strategy specific risks such as leverage risk, derivatives risk and market risk. Fund shareholders will also bear two layers of fees and expenses in connection with investments in Public Investment Funds and Private Investment Funds. In addition, Private Investment Funds are subject to illiquidity risk;

•	The Fund may invest in securities of BDCs and Non-Traded BDCs, which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment;

•	The Fund may invest in securities of ETFs, which are subject to all of the risks of a direct investment in the underlying securities that the ETF holds;

•	The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold;

•	Below investment grade instruments may be particularly susceptible to economic downturns, which could cause losses;

•	The Fund’s NAV may be more volatile because it invests in medium and small capitalization companies, which have fewer capital resources and shorter operating histories as compared to larger companies;

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;

•	Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;

•	The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses;

•	The incentive fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement and may encourage the Adviser to use leverage to increase the return on the Fund’s investments;

•	Foreign securities or other instruments of foreign issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•	The Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV;

•	The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;

•	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund;

•	The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities;

•	The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio;

•	Payment for quarterly repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover;

•	The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC;

•	The valuation of securities or instruments that lack a central trading place (such as loans or fixed-income instruments) may carry greater risk than those which trade on an exchange;

•	As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence;

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•	The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Fund shareholders, will be taxable as ordinary income;

•	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful;

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•	Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide;

•	The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable; and

•	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Custodian

MUFG Union Bank, N.A. serves as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

FUND EXPENSES

Shareholder Transaction Expenses	Class C
Maximum Sales Load (as a percent of offering price)	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase (as a percent of original purchase price)	1.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%
Incentive Fees(1)	0.00%
Acquired Fund Fees and Expenses(2)(3)	1.35%
Shareholder Servicing Expenses	0.25%
Distribution Fee	0.75%
Other Expenses(4)	2.43%
Total Annual Expenses	6.63%
Fee Waiver and Reimbursement(5)	(1.94)%
Total Annual Expenses (after fee waiver and reimbursement)	4.69%

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(1)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 2.25%, or an annualized hurdle rate of 9.0%, subject to a “catch-up” feature. See “Management of the Fund—Investment Adviser” for a full explanation of how the incentive fee is calculated. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the financial highlights due to the inclusions in this table of Acquired Fund Fees & Expenses and certain other adjustments.
(3)	Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the advisor of an Acquired Fund. While the amount of such fees vary by Acquired Fund, performance fees, if charged, tend to be approximately 20% of the Acquired Fund’s profits. Acquired Funds’ fees and expenses are based on historic fees and expenses; and future Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.
(4)	Other expenses include accounting, legal and auditing fees of the Fund, offering expenses, as well as the compensation of the Fund’s chief compliance officer and fees payable to the trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares, which include the development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund.
(5)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 3.34% per annum of the Fund’s average daily net assets attributable to Class C shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, incentive fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 32 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year:

Share Class	1 Year	3 Years	5 Years	10 Years
Class C Shares	$47	$178	$305	$605

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period.

Share Class	1 Year	3 Years	5 Years	10 Years
Class C Shares	$57	$178	$305	$605

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The table below reflects the financial results for a single Class C share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report dated September 30, 2017. To request the Fund’s Annual Report or Semi-Annual Report, please call 1-855-747-9559.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.36	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.50	0.59	—
Net realized and unrealized gain on investments	1.03	0.08	—
Total income from investment operations	1.53	0.67	—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.40)	(0.24)	—
From net realized gain on investments	(0.16)	—	—
From return of capital	(0.08)	(0.07)	—
Total distributions	(0.64)	(0.31)	—
INCREASE IN NET ASSET VALUE	0.89	0.36	—
NET ASSET VALUE, END OF PERIOD	$11.25	$10.36	$10.00

TOTAL RETURN(c)	15.03%	6.85%	—%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$8,965	$434	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	5.28%	18.42%	473.06	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	3.34%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	5.28%	18.42%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	3.34%	N/A
Net investment income	4.46%	5.85%	0.00	%(e)

PORTFOLIO TURNOVER RATE	39%	22%	0	%(f)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$—	$5	$—
Asset coverage per $1,000 (000s)	$—	$1,032,060	$—

(a)	The Fund’s Class C commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, and its telephone number is (866) 773-4120.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), are invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund pays its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objectives and policies, the Fund invests in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which

8

may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. These investment objectives may be changed without a vote of the Fund’s shareholders.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “fixed-income and fixed-income related securities.” The Fund may invest without limitation in fixed-income and fixed-income related securities of any sector of any industry.

The Fund defines fixed-income and fixed-income related securities to consist of:

(i)	loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers;

(ii)	equity of investment funds, which may include Public Investment Funds, including traded and Non-Traded BDCs, closed and open-end funds, ETFs and Index Funds, and Private Investment Funds that invest principally in such loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics); and

(iii)	equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

The Adviser’s Strategy

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser seeks to further advance the Fund’s objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on both operational and financial metrics as well as relative value.

Loan Strategy

The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, provides the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level include relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to

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drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the BDC or listing on a stock exchange) following the close of the offering.

Within the traded and Non-Traded BDC strategy described above, the Fund limits its exposure to any one company. The Fund also seeks to diversify its BDC investment portfolio across underlying strategies including:

•	Secured Credit Opportunities: an investment strategy focused on first or second lien, senior secured loans. This may also include unitranche loans, which combine both senior and mezzanine debt, typically in a first lien position.

•	Unsecured Credit Opportunities: an investment strategy focused on loans subordinate to senior loans. This is typically mezzanine debt.

•	Equity Investments: an investment strategy focused on assuming equity positions, typically through warrants, as a part of an issued loan.

To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Private Investment Funds may benefit from longer investment horizons, access to deal flow due to relationships with investment banks and other sources of deal flow, access to proprietary deal flow, or proprietary analytics. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Within the Private Investment Fund strategy described above, the Fund seeks to limit its exposure to any one manager. The Fund also seeks to diversify its Private Investment Fund investment portfolio across underlying strategies including:

•	Debt Opportunities. A long/short investment strategy in corporate debt securities of leveraged companies and financially distressed firms and other investments.

•	Credit Opportunities. A long/short investment strategy in corporate debt securities to capture credit opportunities in all market environments.

•	Structured Credit. A long/short investment strategy in structured securities.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy

The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer benefits the Fund by providing a consistent flow of transactions for review.

Diversification

The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser

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seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. For example, the Fund seeks companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months. However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income or as eligible for the corporate dividends received deduction. See “U.S. Federal Income Tax Matters.”

In addition, the Fund generally will not be permitted to co-invest alongside certain affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC. Unless the Fund applies for and receives such relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. The Fund currently does not intend to invest in companies that are controlled by affiliates of the Adviser.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Investment Process

Within each alternative credit asset strategy described above, the Adviser seeks to employ a disciplined process for security selection. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating current income and sustainable, positive, risk-adjusted under a wide variety of market conditions. To ensure consistency and discipline, the Adviser evaluates each investment according to the following three processes:

Quality Screen

The Adviser evaluates a number of factors which it believes are closely correlated to the credit worthiness of the security. These factors include the competency of management as well as the extent of alignment between management and investors in the security. Such alignment may be related to compensation structure or management’s own holding of the security. The Adviser also evaluates the location, quality and diversity of assets underlying the security as well as the quality of the issuer’s balance sheet, including the extent of leverage and liquidity.

Valuation Screen

The Adviser seeks to evaluate whether the price being paid for a security is attractive relative to absolute measures and relative measures. Absolute measures include discounted cash flow analysis, dividend yield analysis and net asset value. Relative measures include comparison of the price paid for a security compared to other securities with similar credit and yield characteristics.

Portfolio Construction

The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets and seeks to evaluate each security in the context of balancing the competing objectives of providing current income, achieving long term capital appreciation, and minimizing portfolio volatility and correlation. In this context, the Adviser considers whether acquisition of a particular

11

security would result in appropriate allocations to the three alternative credit asset strategies that are fundamental to the Adviser’s approach. In constructing the portfolio, the Adviser also takes into consideration tactical opportunities to capitalize on market price inefficiencies. However, the Adviser seeks to maintain a well-diversified portfolio that effectively manages asset class and sector risk over time.

Monitoring

The Adviser employs a proactive and disciplined monitoring approach focused on due diligence as a central tenet of its investment process. Such due diligence includes meeting with company management, analyzing company financial information and presentations, the creation and review of the Adviser’s own financial forecasts and models, and regular investment committee meetings. In addition, the portfolio managers review research reports prepared by their own analysts as well as third party research regarding particular issuers or industries in which the issuer operates in order to assess factors that may impact the value of securities held in the Fund.

Borrowings

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Investment Funds may utilize leverage in their investment activities. However, the Private Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Portfolio Composition

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Senior Loans

Companies use loans to finance internal growth, acquisitions, mergers, stock purchases, or for other corporate purposes. Senior loans (i.e., first lien loans) hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior loans are often secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. Such loans often provide for restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of lenders to receive timely payments of interest on and repayment of principal of the loans. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. In addition, such loans often requirement mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities.

Interest rates on senior loans may be fixed or may float periodically. On floating rate senior loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate senior loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate senior loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed-rate income instruments generally decline. When interest rates fall, the values of fixed-rate income instruments generally increase. The prices of floating rate senior loans tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. For floating rate senior loans, interest payable to the Fund from its investments in senior loans should increase as short-term interest rates increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower.

Senior loans may not be rated by a rating agency. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the senior loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

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Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower.

The floating or variable rate feature of most senior loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. To the extent the Fund invests in variable rate senior loans, the Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed-income instruments (other than money market funds and some short-term bond funds). When interest rates decline, the value of a fixed-income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in floating rate senior loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on senior loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Fund’s NAV.

The Fund may purchase and retain in its portfolio senior loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.

The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value senior loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Subordinated and Unsecured or Partially Secured Loans

Unsecured loans or subordinated loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments.

Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans and other secured loans discussed above. In addition, unsecured loans of below investment grade quality share many of the risk characteristics of non-investment grade bonds. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations. Unsecured loans are subject to the same risks associated with investment in senior loans and other secured loans and non-investment grade bonds. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid.

Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Mezzanine Securities

The Fund may invest in certain lower grade securities known as “mezzanine securities,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine securities may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine securities are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine securities are usually unsecured and subordinated to other obligations of the issuer.

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Fixed-Income Instruments

The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Business Development Companies

The Fund may invest in business development companies. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. Non-Traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Public BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

The market value of BDC shares and the ability of BDCs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and debt market conditions, adverse changes in governmental rules and fiscal policies, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from BDCs may consist of dividends, capital gains and/or return of capital.

The Fund invests in Public BDCs by purchasing their common stock, preferred stock, debt and/or warrants. The Fund’s investments in Non-Traded BDCs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market. The Fund’s investments in Non-Traded BDCs will be typically made through the purchase of common stock and preferred stock.

Dividends paid by BDCs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Closed-End Funds

Subject to the Fund’s investment restrictions, the Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in fixed-income and fixed-income related securities. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (Mutual Funds)

Subject to the Fund’s investment restrictions, the Fund may invest in open end investment companies, commonly known as mutual funds. The Fund may invest in mutual funds that invest primarily in fixed-income and fixed-income related securities.

Exchange Traded Funds

The Fund may invest its assets in ETFs that invest primarily in fixed-income and fixed-income related securities. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.

An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with mutual funds and closed-end funds.

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ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Index Funds

An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Private Investment Funds

Private Investment Funds are funds managed by institutional asset managers with expertise in managing portfolios of fixed-income and fixed-income related securities. Private Investment Funds are exempt from registration under the 1940 Act. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.

The Fund’s typical investments in Private Investment Funds will be made through the purchase of common stock or limited partnership or membership interests in such funds. The Fund may invest a portion of its gross assets in Private Investment Funds that are commonly known as hedge funds or private equity funds, which would be required to register as investment companies but for an exemption under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Collateralized Debt Obligations

A CDO is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority. The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.

CDOs may be collateralized by a range of financial assets. CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs. See “Portfolio Investments—Collateralized Loan Obligations” for further discussion of CLOs. Other forms include CDOs, CBOs, trust preferred securities issued by banks and insurance companies (TruPS CDOs), and other forms of asset-backed securities (ABS CDOs).

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized Loan Obligations

A CLO is a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

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The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely effective. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Market Risk

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

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Debt Securities Risk

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed-Income Instruments Risk

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Senior Loans Risk

Senior loans hold the most senior position in the capital structure of a Borrower. Senior loans in most circumstances are fully collateralized by assets of the Borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting Borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Senior loans usually include restrictive covenants, which must be maintained by the Borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the Borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Senior loans typically will be secured by pledges of collateral from the Borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the Borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower. See “Below Investment Grade Instruments Risk.”

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If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or government regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

The Fund may acquire senior loans through assignments or participations. The Fund will typically acquire senior loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution offering the participation, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a senior loan through a participation. The Adviser has established a best execution committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the best execution committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the senior loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the senior loan than the Fund expected when initially purchasing the participation.

Subordinated and Unsecured or Partially Secured Loans Risk

The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same Borrower.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

The Fund expects to add financial leverage to its portfolio representing up to approximately 33% of the Fund’s assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity).

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Conflicts of Interest.”

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. Because the Fund uses debt to finance investments, its net investment income depends, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. An increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Fund—The Adviser.”

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s portfolio companies that are unable or unwilling to pay interest and repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s investments with fixed rates may decline in value because the fixed coupon rate is below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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Public Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees, and expenses at the Public Investment Fund level.

The Fund is subject to, and indirectly invests in, Public Investment Funds that are subject to, the risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds in particular. The Fund may not be able to invest in certain Public Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Public Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

Public Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Public Investment Fund manager may invest the Public Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Public Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Public Investment Fund manager may focus on a particular industry, which would subject the Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of industries. A Public Investment Fund manager may focus on a particular country or geographic region, which may subject a Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of geographic regions.

A Public Investment Fund manager may use derivatives for speculative or hedging purposes. A Public Investment Fund manager may have limited operating history upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. A Public Investment Fund manager may sell short securities held by a Public Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Public Investment Fund’s short selling activities may be adversely affect by regulatory restrictions that may be imposed at any time. A Public Investment Fund manager may invest the Public Investment Fund’s assets without limitation in restricted and illiquid securities. A Public Investment Fund manager may invest Public Investment Fund’s assets in equity securities without limitation as to market capitalization. Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

BDC Risk

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Non-Traded BDC Risk

Non-traded BDCs are subject to the following risks in addition to those described in “BDC Risk.” Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded BDCs are not liquid, and investments in Non-Traded BDCs may not be accessible for an extended period of time. Redemption programs offered by Non-Traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the BDC to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded BDCs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by Non-Traded BDCs may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the BDC, regulatory changes, and key personnel changes. Distributions from Non-Traded BDCs can be suspended for a period of time or halted altogether.

Exchange-Traded Funds Risk

The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. ETF shares may trade at a premium or discount to their NAV because the supply and demand in the market for ETF shares at any point in time may not be identical to the supply and demand in the market for the underlying securities. Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors—Leverage Risk.” In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders may also indirectly bear similar expenses of an ETF.

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Private Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Private Investment Fund level.

The Fund is subject to, and indirectly invests in, Private Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Investment Funds in particular. The Fund may not be able to invest in certain Private Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Private Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Private Investment Fund manager may invest the Private Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Investment Fund Manager may focus primarily on a particular industry, which would subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Investment Fund Manager may focus on a particular country or geographic region, which may subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Investment Fund manager may use derivatives for speculative or hedging purposes. A Private Investment Fund may incur leverage for investment or other purposes, which may increase the volatility of the Private Investment Fund. A Private Investment Fund manager may sell short securities held by Private Investment Funds, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that the Private Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Investment Fund manager may change their investment strategies at any time. A Private Investment Fund manager may invest the Private Investment Fund’s assets without limitation in restricted and illiquid securities. A Private Investment Fund manager may invest the investment funds’ assets in equity securities without limitation as to market capitalization. A Private Investment Fund may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Please see “Leverage Risk” above for a description of risks associated with the use of leverage. Additionally, Private Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Investment Fund managers may not be registered under the Advisers Act. Further, Private Investment Fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Structured Products Risk

The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

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CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Mezzanine Securities Risk

Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk

The Fund may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in below investment grade instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Derivatives Risk

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party (or counterparty) to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates generally are combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the

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conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return of the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Risk of Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Medium and Small Capitalization Company Risk

Many of the issuers of securities in which the Fund may invest are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk

The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the Borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than senior loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

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Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Short Selling Risk

Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Prepayment Risk

Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

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Counterparty Risk

Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian). The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Special Situations and Distressed Investments

The Fund seeks to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Freddie Mac and Fannie Mae may ultimately lose value.

Foreign Investment Risk

Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with:

•	political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.;

•	trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.;

•	availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers;

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•	limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and

•	currency exchange rate fluctuations and policies.

The risks of foreign investments may be greater in developing or emerging market countries.

Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk

The Fund’s NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a Private Investment Fund or a Public Investment Fund may also prove incorrect and may not produce the desired results.

Dependence on Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

Conflicts of Interest Risk

The Adviser and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s clients, the Private Investment Funds and Public Investment Funds and the asset managers to the Private Investment

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Funds and Public Investment Funds. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund. See “Conflicts of Interest.”

Distribution Policy Risk

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finance repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Co-Investment Restrictions

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Fund’s board of trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Fund’s board of trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund’s investment strategy contemplates that the Fund will invest capital in originated transactions that are sourced by the Adviser. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser. The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term.

The Fund may, however, invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser and its affiliates, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. It is the Fund’s policy to base the board of trustees’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the board of trustees or imposed by applicable laws, rules, regulations or interpretations. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser and its affiliates will be required to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

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Incentive Fee Risk

The Adviser is entitled to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. PIK income will be counted toward the incentive fee that the Fund is obligated to pay to the Adviser even though the Fund does not receive the income in the form of cash.

The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

In Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Event Driven Investing

The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

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Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Material Risks of Significant Methods of Analysis

The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

Market Developments

Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession, such as the current recession, could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV.

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Market Disruptions from Natural Disasters or Geopolitical Risks

Natural disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of shares of opportunities to sell their shares at NAV.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities

The Adviser may pursue complex investment opportunities for the Fund, which may involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund may be required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Risks Relating to the Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Resource Alternative, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act. The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III, which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent renewal of the Fund’s Investment Management Agreement will be included in the Fund’s semi-annual annual report to shareholders for the period ended March 31, 2018.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

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The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $2.10

Implied Yield (Investment Income / Average NAV) = 2.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 1.3375%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Incentive Fee on Income payable.

Scenario 2

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.3375%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

= 100% x (2.3375% - 2.25%)
= 0.0875% or $0.09

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision, therefore the Incentive Fee on Income is 0.0875%.

Scenario 3

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

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Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.3375%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.3375% - 2.8125%))

= 0.5625% + (20% x 1.525%)

= 0.5625% + 0.305%

= 0.8675% or $0.91

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision, therefore the Incentive Fee on Income is 0.8675%.

Scenario 4

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.32%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.6575%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (Subject to catch up)(4)

= 100% x (2.6575% - 2.25%)

= 0.4075% or $0.43

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision. Although Investment Income is the same in Scenario 4 as compared with Scenario 2, the Implied Yield is higher in Scenario 4 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 4 as compared with Scenario 2.

Scenario 5

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.53%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.8675%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.8675% - 2.8125%))

= 0.5625% + (20% x 2.055%)

= 0.5625% + 0.411%

= 0.9735% or $0.92

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision. Although Investment Income is the same in Scenario 5 as compared with Scenario 3, the Implied Yield is higher in Scenario 5 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 5 as compared with Scenario 3.

(1)	Represents 9.0% annualized hurdle rate.
(2)	Represents 1.85% annualized based management fee on average daily net assets.
(3)	Includes expenses reimbursed to the Adviser and interest expenses and distributions paid on any issued and outstanding preferred shares, but excludes the incentive fee.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.8125% in any calendar quarter.

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The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 3.34% per annum of the Fund’s average daily net assets attributable to Class C shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Portfolio Managers

Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as a Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, he worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

Justin Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc., located as 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent. For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. DST Systems, Inc., at PO Box 219169, Kansas City, MO 64121, serves as Transfer Agent.

Custodian

MUFG Union Bank, N.A., with principal offices at 1251 Avenue of the Americas, New York, NY 10020, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, MUFG Union Bank, N.A. holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is an affiliate of the Adviser.

AFS is obligated to pay expenses associated with providing the services contemplated by an Administration, Bookkeeping and Pricing Services Agreement (administration and accounting), including compensation of its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by an Agency Agreement (transfer agent), including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares.

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The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2017, there was no entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. Class C shares are offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Investment Funds and Non-Traded Funds), securities are valued at fair value as determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board’s supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Private Investment Funds and Non-Traded BDCs (“Non-Traded Funds”) will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Manager. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Investment Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Non-Traded Fund, the Adviser, under the oversight of the Board, will conduct a due diligence review of the valuation methodology utilized by the Non-Traded Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Non-Traded Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund or BDC, the Board will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fund’s Fair Value Committee will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If

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no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. In the event a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser and its affiliates distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Tenders of Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00%, which will be deducted from repurchase proceeds.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

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If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-855-747-9559 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 1.00% of the purchase price of Class C shares. Tenders of Class C shares within 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase

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offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by AFS (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

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When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Certain transactions can be performed by calling the toll free number 1-855-747-9559.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment

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strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on December 11, 2014. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers five different classes of shares: Class A, Class C, Class I, Class L and Class W shares. Class A, Class I, Class L and Class W shares are sold through separate prospectuses. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

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The following table shows the amounts of Class C shares of the Fund that have been authorized and are outstanding as of December 31, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class C shares	Unlimited	None	992,173.52

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class C shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

About the Dealer Manager. The dealer manager for this offering is Resource Securities LLC (formerly known as Resource Securities, Inc.) (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent. The returned check and stop payment fee is currently $5. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

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By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Credit Income Fund to:

Resource Credit Income Fund
c/o DST Systems, Inc.
PO Box 219169
Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Resource Credit Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

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Purchase Terms

Class C shares are sold at the prevailing NAV per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;

•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and

•	an early withdrawal charge equal to 1.00% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares during the 365 days following such shareholder’s initial purchase.

Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class C shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class C shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class C shares.

Distribution Plan

The Fund, with respect to its Class C shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class C shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares. Class A, Class I, and Class W shares are not subject to a Distribution Fee, which reduces the NAV of Class C shares.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-855-747-9559 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-200981). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISORY AND OTHER SERVICES	34
PORTFOLIO MANAGERS	36
ALLOCATION OF BROKERAGE	38
TAX STATUS	39
OTHER INFORMATION	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	46
APPENDIX A – PROXY VOTING POLICY	47

45

PRIVACY NOTICE	Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 1-855-747-9559

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WHO WE ARE
Who is providing this notice?	Resource Credit Income Fund
WHAT WE DO
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tells us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Resource Credit Income Fund doesn’t jointly market.

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Page Intentionally Left Blank

PROSPECTUS

RESOURCE CREDIT INCOME FUND

Class C Shares (RCICX) of
Beneficial Interest

February 1, 2018

Investment Adviser
Resource Alternative Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS Class I Shares (RCIIX) of Beneficial Interest February 1, 2018

Resource Credit Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s Class I shares, including a Statement of Additional Information (“SAI”) dated February 1, 2018, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 44 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., PO Box 219169, Kansas City, MO 64121. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-747-9559 or by visiting www.ResourceCreditIncome.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as further described in this prospectus.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered 50,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this prospectus, 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share of the relevant share class, plus the applicable sales load. As of January 12, 2018 the Fund’s net asset value per share was $11.14 for Class I shares. Any sales load will be deducted from the proceeds paid to the Fund. Class I shares currently are not subject to sales charges. The minimum initial investment for Class I shares is $5,000,000, while subsequent investments may be made with at least $100. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in fixed-income and fixed-income related securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load. See “Plan of Distribution.”

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may invest in publicly traded investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”) that may use leverage subject to limitations under applicable law with respect to such Public Investment Fund. The Fund may also invest in private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that may use leverage without limit. Accordingly, the Fund, through its investments in Public Investment Funds and Private Investment Funds, may be exposed to the risk of highly leveraged investment programs. For a discussion of the risks associated with the leveraged capital structure, please refer to pages 18-20 of this prospectus.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

Investing in the Fund’s shares involves risks, including the following:

•	The Fund has a limited pricing and performance history.
•	Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.
•	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.
•	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.
•	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.
•	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.
•	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
•	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page 16 of this prospectus.

Investment Adviser
Resource Alternative Advisor, LLC (the “Adviser” or “Resource Alternative”)

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. Resource Credit Income Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of its shares at the NAV of the applicable class of shares. See “Quarterly Repurchases of Shares.”

Investment Objectives and Policies. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund defines “moderate volatility” to mean investment returns having a level of volatility equal to or lower than the broader equity markets as reflected in the S&P 500 Index, a broad-based measure of the U.S. stock market. The Fund defines “low to moderate correlation to the broader equity markets” to mean investment returns having a correlation of less than one to the S&P 500 Index. The Adviser believes that a portfolio with moderate volatility and low to moderate correlation to the broader equity markets enhances the Fund’s appeal to investors seeking to diversify their equity investments.

The Fund seeks to meet its investment objectives by investing in the debt of small- to middle-market companies with a focus on transactions sourced for the Fund by its Adviser, including in fixed-income oriented funds. A substantial portion of the Fund’s portfolio may consist of senior and subordinated debt, which it believes offers opportunities for moderate volatility and low to moderate correlation to the broader equity markets. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the borrower and the potential investment present an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund also intends to invest in non-controlling interests in equity and junior debt tranches of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Fund may invest in other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund only to the extent such investments are permitted.

The Fund invests without restriction as to issuer capitalization. The Fund invests in debt securities of any quality, duration or maturity. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately 2 to 10 years. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in Public Investment Funds that may engage in leverage up to any limitations under applicable law with respect to such Public Investment Fund and Private Investment Funds that may engage in leverage without limit.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund defines fixed-income and fixed-income related securities to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”) or are publicly registered and non-traded (“Non-Traded BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) and (B) private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics); and (iii) non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

For purposes of the Fund’s 80% policy, the Fund will invest only in Public Investment Funds and Private Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, as determined by the Adviser’s review of their portfolio holdings, investment objectives and strategies. Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund’s prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund’s management team in order to determine whether the underlying fund follows an 80%

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policy under normal circumstances. Following the Fund’s investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available. If at any point the Adviser has reason to believe that the underlying fund’s investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Adviser will immediately reclassify the investment for purposes of testing the Fund’s compliance with its 80% policy. The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in fixed-income and fixed-income related securities. In market environments that the Adviser believes are unfavorable to fixed-income and fixed-income related securities, the Fund may reduce its investment in fixed-income and fixed-income related securities and hold a larger position in cash or cash equivalents. In addition, Public Investment Funds and Private Investment Funds in which the Fund invests for purposes of the 80% policy may reduce their investments in fixed-income and fixed-income related securities in response to changing market conditions.

The Fund’s 80% policy is not fundamental and may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) without shareholder approval. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. See “Investment Objectives, Policies and Strategies.”

Investment Strategy. The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser further advances its objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on operational and financial metrics as well as relative value.

Loan Strategy. The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, will provide the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level includes relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as a sale of the BDC or a listing on a stock exchange) following the close of the offering. To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy. The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products

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may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer will benefit the Fund by providing a consistent flow of transactions for review.

Diversification. The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

See “Investment Objectives, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Investment Adviser. Resource Alternative Advisor, LLC, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Management and Incentive Fees. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund—Investment Adviser” for additional information concerning fees paid to the Adviser.

Expense Reimbursement Agreement. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses

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exceed 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent. ALPS Fund Services, Inc. (“AFS”) serves as the administrator and accounting agent for the Fund. DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. See “Management of the Fund.”

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to continuous out-flows.

Share Classes. The Fund offers one share class by this prospectus: Class I shares. The Fund began continuously offering its common shares on April 20, 2015. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. The Fund also offers Class A, Class C, Class L and Class W shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for Class I shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, if any, as well through its investments in Public Investment Funds and Private Investment Funds. See “Risk Factors.”

•	The Fund is a closed-end investment company;

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions;

•	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

•	Increases in interest rates generally will cause the Fund’s fixed-rate debt securities to decline in price;

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•	The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;

•	Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

•	The Fund’s use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments;

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•	The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may use debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income;

•	The Fund may invest in Public Investment Funds and Private Investment Funds, which are subject to their strategy specific risks such as leverage risk, derivatives risk and market risk. Fund shareholders will also bear two layers of fees and expenses in connection with investments in Public Investment Funds and Private Investment Funds. In addition, Private Investment Funds are subject to illiquidity risk;

•	The Fund may invest in securities of BDCs and Non-Traded BDCs, which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment;

•	The Fund may invest in securities of ETFs, which are subject to all of the risks of a direct investment in the underlying securities that the ETF holds;

•	The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold;

•	Below investment grade instruments may be particularly susceptible to economic downturns, which could cause losses;

•	The Fund’s NAV may be more volatile because it invests in medium and small capitalization companies, which have fewer capital resources and shorter operating histories as compared to larger companies;

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;

•	Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;

•	The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses;

•	The incentive fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement and may encourage the Adviser to use leverage to increase the return on the Fund’s investments;

•	Foreign securities or other instruments of foreign issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•	The Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV;

•	The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;

•	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund;

•	The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities;

•	The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio;

•	Payment for quarterly repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover;

•	The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC;

•	The valuation of securities or instruments that lack a central trading place (such as loans or fixed-income instruments) may carry greater risk than those which trade on an exchange;

•	As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence;

•	The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Fund shareholders, will be taxable as ordinary income;

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•	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful;

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•	Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide;

•	The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable; and

•	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Custodian

MUFG Union Bank, N.A. serves as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

FUND EXPENSES

Shareholder Transaction Expenses	Class I
Maximum Sales Load (as a percent of offering price)	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase (as a percent of original purchase price)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%
Incentive Fees(1)	0.00%
Acquired Fund Fees and Expenses(2)(3)	1.35%
Shareholder Servicing Expenses	None
Distribution Fee	None
Other Expenses(4)	2.60%
Total Annual Expenses	5.80%
Fee Waiver and Reimbursement(5)	(2.11)%
Total Annual Expenses (after fee waiver and reimbursement)	3.69%

(1)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 2.25%, or an

6

annualized hurdle rate of 9.0%, subject to a “catch-up” feature. See “Management of the Fund—Investment Adviser” for a full explanation of how the incentive fee is calculated. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the financial highlights due to the inclusions in this table of Acquired Fund Fees & Expenses and certain other adjustments.
(3)	Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the advisor of an Acquired Fund. While the amount of such fees vary by Acquired Fund, performance fees, if charged, tend to be approximately 20% of the Acquired Fund’s profits. Acquired Funds’ fees and expenses are based on historic fees and expenses; and future Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.
(4)	Other expenses include accounting, legal and auditing fees of the Fund, offering expenses, as well as the compensation of the Fund’s chief compliance officer and fees payable to the trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares, which include the development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund.
(5)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page 42 of this prospectus. More information about management fees, incentive fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 32 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$37	$154	$268	$548

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The table below reflects the financial results for a single Class I share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report dated September 30, 2017. To request the Fund’s Annual Report or Semi-Annual Report, please call 1-855-747-9559.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.28	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.63	0.35	—
Net realized and unrealized gain on investments	0.99	0.28	—
Total income from investment operations	1.62	0.63	—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.50)	(0.27)	—
From net realized gain on investments	(0.16)	—	—
From return of capital	(0.09)	(0.08)	—
Total distributions	(0.75)	(0.35)	—
INCREASE IN NET ASSET VALUE	0.87	0.28	—
NET ASSET VALUE, END OF PERIOD	$11.15	$10.28	$10.00

TOTAL RETURN(c)	16.07%	6.42%	—%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,982	$213	$200

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	4.45%	72.33%	430.52	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	2.34%	0.03	%(e)
Excluding interest expense:(d)
Expenses, gross	4.45%	72.33%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	2.34%	N/A
Net investment income	5.71%	3.53%	0.00	%(e)

PORTFOLIO TURNOVER RATE	39%	22%	0	%(f)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$—	$5	$—
Asset coverage per $1,000 (000s)	$—	$1,032,060	$—

(a)	The Fund’s Class I commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, and its telephone number is (866) 773-4120.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), are invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund pays its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objectives and policies, the Fund invests in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which

8

may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. These investment objectives may be changed without a vote of the Fund’s shareholders.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “fixed-income and fixed-income related securities.” The Fund may invest without limitation in fixed-income and fixed-income related securities of any sector of any industry.

The Fund defines fixed-income and fixed-income related securities to consist of:

(i)	loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers;

(ii)	equity of investment funds, which may include Public Investment Funds, including traded and Non-Traded BDCs, closed and open-end funds, ETFs and Index Funds, and Private Investment Funds that invest principally in such loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics); and

(iii)	equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

The Adviser’s Strategy

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser seeks to further advance the Fund’s objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on both operational and financial metrics as well as relative value.

Loan Strategy

The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, provides the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level include relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to

9

drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the BDC or listing on a stock exchange) following the close of the offering.

Within the traded and Non-Traded BDC strategy described above, the Fund limits its exposure to any one company. The Fund also seeks to diversify its BDC investment portfolio across underlying strategies including:

•	Secured Credit Opportunities: an investment strategy focused on first or second lien, senior secured loans. This may also include unitranche loans, which combine both senior and mezzanine debt, typically in a first lien position.

•	Unsecured Credit Opportunities: an investment strategy focused on loans subordinate to senior loans. This is typically mezzanine debt.

•	Equity Investments: an investment strategy focused on assuming equity positions, typically through warrants, as a part of an issued loan.

To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Private Investment Funds may benefit from longer investment horizons, access to deal flow due to relationships with investment banks and other sources of deal flow, access to proprietary deal flow, or proprietary analytics. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Within the Private Investment Fund strategy described above, the Fund seeks to limit its exposure to any one manager. The Fund also seeks to diversify its Private Investment Fund investment portfolio across underlying strategies including:

•	Debt Opportunities. A long/short investment strategy in corporate debt securities of leveraged companies and financially distressed firms and other investments.

•	Credit Opportunities. A long/short investment strategy in corporate debt securities to capture credit opportunities in all market environments.

•	Structured Credit. A long/short investment strategy in structured securities.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy

The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer benefits the Fund by providing a consistent flow of transactions for review.

Diversification

The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser

10

seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. For example, the Fund seeks companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months. However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income or as eligible for the corporate dividends received deduction. See “U.S. Federal Income Tax Matters.”

In addition, the Fund generally will not be permitted to co-invest alongside certain affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC. Unless the Fund applies for and receives such relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. The Fund currently does not intend to invest in companies that are controlled by affiliates of the Adviser.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Investment Process

Within each alternative credit asset strategy described above, the Adviser seeks to employ a disciplined process for security selection. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating current income and sustainable, positive, risk-adjusted under a wide variety of market conditions. To ensure consistency and discipline, the Adviser evaluates each investment according to the following three processes:

Quality Screen

The Adviser evaluates a number of factors which it believes are closely correlated to the credit worthiness of the security. These factors include the competency of management as well as the extent of alignment between management and investors in the security. Such alignment may be related to compensation structure or management’s own holding of the security. The Adviser also evaluates the location, quality and diversity of assets underlying the security as well as the quality of the issuer’s balance sheet, including the extent of leverage and liquidity.

Valuation Screen

The Adviser seeks to evaluate whether the price being paid for a security is attractive relative to absolute measures and relative measures. Absolute measures include discounted cash flow analysis, dividend yield analysis and net asset value. Relative measures include comparison of the price paid for a security compared to other securities with similar credit and yield characteristics.

Portfolio Construction

The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets and seeks to evaluate each security in the context of balancing the competing objectives of providing current income, achieving long term capital appreciation, and minimizing portfolio volatility and correlation. In this context, the Adviser considers whether acquisition of a particular

11

security would result in appropriate allocations to the three alternative credit asset strategies that are fundamental to the Adviser’s approach. In constructing the portfolio, the Adviser also takes into consideration tactical opportunities to capitalize on market price inefficiencies. However, the Adviser seeks to maintain a well-diversified portfolio that effectively manages asset class and sector risk over time.

Monitoring

The Adviser employs a proactive and disciplined monitoring approach focused on due diligence as a central tenet of its investment process. Such due diligence includes meeting with company management, analyzing company financial information and presentations, the creation and review of the Adviser’s own financial forecasts and models, and regular investment committee meetings. In addition, the portfolio managers review research reports prepared by their own analysts as well as third party research regarding particular issuers or industries in which the issuer operates in order to assess factors that may impact the value of securities held in the Fund.

Borrowings

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Investment Funds may utilize leverage in their investment activities. However, the Private Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Portfolio Composition

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Senior Loans

Companies use loans to finance internal growth, acquisitions, mergers, stock purchases, or for other corporate purposes. Senior loans (i.e., first lien loans) hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior loans are often secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. Such loans often provide for restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of lenders to receive timely payments of interest on and repayment of principal of the loans. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. In addition, such loans often requirement mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities.

Interest rates on senior loans may be fixed or may float periodically. On floating rate senior loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate senior loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate senior loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed-rate income instruments generally decline. When interest rates fall, the values of fixed-rate income instruments generally increase. The prices of floating rate senior loans tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. For floating rate senior loans, interest payable to the Fund from its investments in senior loans should increase as short-term interest rates increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower.

Senior loans may not be rated by a rating agency. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the senior loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

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Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower.

The floating or variable rate feature of most senior loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. To the extent the Fund invests in variable rate senior loans, the Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed-income instruments (other than money market funds and some short-term bond funds). When interest rates decline, the value of a fixed-income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in floating rate senior loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on senior loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Fund’s NAV.

The Fund may purchase and retain in its portfolio senior loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.

The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value senior loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Subordinated and Unsecured or Partially Secured Loans

Unsecured loans or subordinated loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments.

Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans and other secured loans discussed above. In addition, unsecured loans of below investment grade quality share many of the risk characteristics of non-investment grade bonds. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations. Unsecured loans are subject to the same risks associated with investment in senior loans and other secured loans and non-investment grade bonds. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid.

Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Mezzanine Securities

The Fund may invest in certain lower grade securities known as “mezzanine securities,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine securities may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine securities are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine securities are usually unsecured and subordinated to other obligations of the issuer.

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Fixed-Income Instruments

The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Business Development Companies

The Fund may invest in business development companies. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. Non-Traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Public BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

The market value of BDC shares and the ability of BDCs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and debt market conditions, adverse changes in governmental rules and fiscal policies, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from BDCs may consist of dividends, capital gains and/or return of capital.

The Fund invests in Public BDCs by purchasing their common stock, preferred stock, debt and/or warrants. The Fund’s investments in Non-Traded BDCs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market. The Fund’s investments in Non-Traded BDCs will be typically made through the purchase of common stock and preferred stock.

Dividends paid by BDCs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Closed-End Funds

Subject to the Fund’s investment restrictions, the Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in fixed-income and fixed-income related securities. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (Mutual Funds)

Subject to the Fund’s investment restrictions, the Fund may invest in open end investment companies, commonly known as mutual funds. The Fund may invest in mutual funds that invest primarily in fixed-income and fixed-income related securities.

Exchange Traded Funds

The Fund may invest its assets in ETFs that invest primarily in fixed-income and fixed-income related securities. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.

An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with mutual funds and closed-end funds.

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ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Index Funds

An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Private Investment Funds

Private Investment Funds are funds managed by institutional asset managers with expertise in managing portfolios of fixed-income and fixed-income related securities. Private Investment Funds are exempt from registration under the 1940 Act. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.

The Fund’s typical investments in Private Investment Funds will be made through the purchase of common stock or limited partnership or membership interests in such funds. The Fund may invest a portion of its gross assets in Private Investment Funds that are commonly known as hedge funds or private equity funds, which would be required to register as investment companies but for an exemption under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Collateralized Debt Obligations

A CDO is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority. The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.

CDOs may be collateralized by a range of financial assets. CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs. See “Portfolio Investments—Collateralized Loan Obligations” for further discussion of CLOs. Other forms include CDOs, CBOs, trust preferred securities issued by banks and insurance companies (TruPS CDOs), and other forms of asset-backed securities (ABS CDOs).

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized Loan Obligations

A CLO is a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

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The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely effective. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Market Risk

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

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Debt Securities Risk

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed-Income Instruments Risk

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Senior Loans Risk

Senior loans hold the most senior position in the capital structure of a Borrower. Senior loans in most circumstances are fully collateralized by assets of the Borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting Borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Senior loans usually include restrictive covenants, which must be maintained by the Borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the Borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Senior loans typically will be secured by pledges of collateral from the Borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the Borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower. See “Below Investment Grade Instruments Risk.”

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If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or government regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

The Fund may acquire senior loans through assignments or participations. The Fund will typically acquire senior loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution offering the participation, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a senior loan through a participation. The Adviser has established a best execution committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the best execution committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the senior loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the senior loan than the Fund expected when initially purchasing the participation.

Subordinated and Unsecured or Partially Secured Loans Risk

The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same Borrower.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

The Fund expects to add financial leverage to its portfolio representing up to approximately 33% of the Fund’s assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity).

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Conflicts of Interest.”

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. Because the Fund uses debt to finance investments, its net investment income depends, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. An increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Fund—The Adviser.”

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s portfolio companies that are unable or unwilling to pay interest and repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s investments with fixed rates may decline in value because the fixed coupon rate is below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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Public Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees, and expenses at the Public Investment Fund level.

The Fund is subject to, and indirectly invests in, Public Investment Funds that are subject to, the risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds in particular. The Fund may not be able to invest in certain Public Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Public Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

Public Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Public Investment Fund manager may invest the Public Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Public Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Public Investment Fund manager may focus on a particular industry, which would subject the Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of industries. A Public Investment Fund manager may focus on a particular country or geographic region, which may subject a Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of geographic regions.

A Public Investment Fund manager may use derivatives for speculative or hedging purposes. A Public Investment Fund manager may have limited operating history upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. A Public Investment Fund manager may sell short securities held by a Public Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Public Investment Fund’s short selling activities may be adversely affect by regulatory restrictions that may be imposed at any time. A Public Investment Fund manager may invest the Public Investment Fund’s assets without limitation in restricted and illiquid securities. A Public Investment Fund manager may invest Public Investment Fund’s assets in equity securities without limitation as to market capitalization. Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

BDC Risk

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Non-Traded BDC Risk

Non-traded BDCs are subject to the following risks in addition to those described in “BDC Risk.” Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded BDCs are not liquid, and investments in Non-Traded BDCs may not be accessible for an extended period of time. Redemption programs offered by Non-Traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the BDC to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded BDCs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by Non-Traded BDCs may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the BDC, regulatory changes, and key personnel changes. Distributions from Non-Traded BDCs can be suspended for a period of time or halted altogether.

Exchange-Traded Funds Risk

The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. ETF shares may trade at a premium or discount to their NAV because the supply and demand in the market for ETF shares at any point in time may not be identical to the supply and demand in the market for the underlying securities. Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors—Leverage Risk.” In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders may also indirectly bear similar expenses of an ETF.

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Private Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Private Investment Fund level.

The Fund is subject to, and indirectly invests in, Private Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Investment Funds in particular. The Fund may not be able to invest in certain Private Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Private Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Private Investment Fund manager may invest the Private Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Investment Fund Manager may focus primarily on a particular industry, which would subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Investment Fund Manager may focus on a particular country or geographic region, which may subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Investment Fund manager may use derivatives for speculative or hedging purposes. A Private Investment Fund may incur leverage for investment or other purposes, which may increase the volatility of the Private Investment Fund. A Private Investment Fund manager may sell short securities held by Private Investment Funds, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that the Private Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Investment Fund manager may change their investment strategies at any time. A Private Investment Fund manager may invest the Private Investment Fund’s assets without limitation in restricted and illiquid securities. A Private Investment Fund manager may invest the investment funds’ assets in equity securities without limitation as to market capitalization. A Private Investment Fund may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Please see “Leverage Risk” above for a description of risks associated with the use of leverage. Additionally, Private Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Investment Fund managers may not be registered under the Advisers Act. Further, Private Investment Fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Structured Products Risk

The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

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CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Mezzanine Securities Risk

Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk

The Fund may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in below investment grade instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Derivatives Risk

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party (or counterparty) to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates generally are combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the

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conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return of the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Risk of Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Medium and Small Capitalization Company Risk

Many of the issuers of securities in which the Fund may invest are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk

The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the Borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than senior loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

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Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Short Selling Risk

Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Prepayment Risk

Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

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Counterparty Risk

Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian). The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Special Situations and Distressed Investments

The Fund seeks to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Freddie Mac and Fannie Mae may ultimately lose value.

Foreign Investment Risk

Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with:

•	political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.;

•	trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.;

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•	availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers;

•	limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and

•	currency exchange rate fluctuations and policies.

The risks of foreign investments may be greater in developing or emerging market countries.

Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk

The Fund’s NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a Private Investment Fund or a Public Investment Fund may also prove incorrect and may not produce the desired results.

Dependence on Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

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Conflicts of Interest Risk

The Adviser and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s clients, the Private Investment Funds and Public Investment Funds and the asset managers to the Private Investment Funds and Public Investment Funds. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund. See “Conflicts of Interest.”

Distribution Policy Risk

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finance repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Co-Investment Restrictions

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Fund’s board of trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Fund’s board of trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund’s investment strategy contemplates that the Fund will invest capital in originated transactions that are sourced by the Adviser. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser. The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term.

The Fund may, however, invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser and its affiliates, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. It is the Fund’s policy to base the board of trustees’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the board of trustees or imposed by applicable laws, rules, regulations or interpretations. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

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In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser and its affiliates will be required to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

Incentive Fee Risk

The Adviser is entitled to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. PIK income will be counted toward the incentive fee that the Fund is obligated to pay to the Adviser even though the Fund does not receive the income in the form of cash.

The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

In Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Event Driven Investing

The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

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Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Material Risks of Significant Methods of Analysis

The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

Market Developments

Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate

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all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession, such as the current recession, could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV.

Market Disruptions from Natural Disasters or Geopolitical Risks

Natural disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of shares of opportunities to sell their shares at NAV.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities

The Adviser may pursue complex investment opportunities for the Fund, which may involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund may be required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Risks Relating to the Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Resource Alternative, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act. The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III, which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent renewal of the Fund’s Investment Management Agreement will be included in the Fund’s semi-annual annual report to shareholders for the period ended March 31, 2018.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

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•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $2.10

Implied Yield (Investment Income / Average NAV) = 2.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 1.3375%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Incentive Fee on Income payable.

Scenario 2

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.3375%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

= 100% x (2.3375% - 2.25%)
= 0.0875% or $0.09

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision, therefore the Incentive Fee on Income is 0.0875%.

Scenario 3

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

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Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.3375%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.3375% - 2.8125%))

= 0.5625% + (20% x 1.525%)

= 0.5625% + 0.305%

= 0.8675% or $0.91

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision, therefore the Incentive Fee on Income is 0.8675%.

Scenario 4

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.32%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.6575%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (Subject to catch up)(4)

= 100% x (2.6575% - 2.25%)

= 0.4075% or $0.43

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision. Although Investment Income is the same in Scenario 4 as compared with Scenario 2, the Implied Yield is higher in Scenario 4 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 4 as compared with Scenario 2.

Scenario 5

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.53%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.8675%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.8675% - 2.8125%))

= 0.5625% + (20% x 2.055%)

= 0.5625% + 0.411%

= 0.9735% or $0.92

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision. Although Investment Income is the same in Scenario 5 as compared with Scenario 3, the Implied Yield is higher in Scenario 5 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 5 as compared with Scenario 3.

(1)	Represents 9.0% annualized hurdle rate.
(2)	Represents 1.85% annualized based management fee on average daily net assets.
(3)	Includes expenses reimbursed to the Adviser and interest expenses and distributions paid on any issued and outstanding preferred shares, but excludes the incentive fee.

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(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.8125% in any calendar quarter.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Portfolio Managers

Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as a Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, he worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

Justin Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc., located as 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent. For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. DST Systems, Inc., at PO Box 219169, Kansas City, MO 64121, serves as Transfer Agent.

Custodian

MUFG Union Bank, N.A., with principal offices at 1251 Avenue of the Americas, New York, NY 10020, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, MUFG Union Bank, N.A. holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is an affiliate of the Adviser.

AFS is obligated to pay expenses associated with providing the services contemplated by an Administration, Bookkeeping and Pricing Services Agreement (administration and accounting), including compensation of its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by an Agency Agreement (transfer agent), including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

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The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2017, there was no entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. Class I shares are offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Investment Funds and Non-Traded Funds), securities are valued at fair value as determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board’s supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Private Investment Funds and Non-Traded BDCs (“Non-Traded Funds”) will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Manager. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Investment Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Non-Traded Fund, the Adviser, under the oversight of the Board, will conduct a due diligence review of the valuation methodology utilized by the Non-Traded Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Non-Traded Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund or BDC, the Board will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fund’s Fair Value Committee will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If

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no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. In the event a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser and its affiliates distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

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Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-855-747-9559 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

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DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by AFS (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

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Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Certain transactions can be performed by calling the toll free number 1-855-747-9559.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

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The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on December 11, 2014. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers five different classes of shares: Class A, Class C, Class I, Class L and Class W shares. Class A, Class C, Class L and Class W shares are sold through separate prospectuses. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Class I shares of the Fund that have been authorized and are outstanding as of December 31, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class I shares	Unlimited	None	626,081.16

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

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PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. Class I shares are not currently subject to a Distribution Fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent. The returned check and stop payment fee is currently $5. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Credit Income Fund to:

Resource Credit Income Fund
c/o DST Systems, Inc.
PO Box 219169
Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)

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Further Credit:
Resource Credit Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Class I shares will be sold at the prevailing NAV per Class I share and are not subject to any upfront sales charge. The Class I shares are not subject to a Distribution Fee, shareholder servicing fees, or early withdrawal charges. Class I shares may only be available through certain financial intermediaries. Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, Class I shares require a minimum investment of $5,000,000 and a minimum subsequent investment of at least $100. The Fund reserves the right to waive minimum investment amounts.

Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-855-747-9559 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

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ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-200981). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISORY AND OTHER SERVICES	34
PORTFOLIO MANAGERS	36
ALLOCATION OF BROKERAGE	38
TAX STATUS	39
OTHER INFORMATION	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	46
APPENDIX A – PROXY VOTING POLICY	47

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PRIVACY NOTICE	Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 1-855-747-9559

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WHO WE ARE
Who is providing this notice?	Resource Credit Income Fund
WHAT WE DO
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tells us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Resource Credit Income Fund doesn’t jointly market.

46

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PROSPECTUS

RESOURCE CREDIT INCOME FUND

Class I Shares (RCIIX) of
Beneficial Interest

February 1, 2018

Investment Adviser
Resource Alternative Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS Class L Shares (RCILX) of Beneficial Interest February 1, 2018

Resource Credit Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s Class L shares, including a Statement of Additional Information (“SAI”) dated February 1, 2018, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 46 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., PO Box 219169, Kansas City, MO 64121. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-747-9559 or by visiting www.ResourceCreditIncome.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as further described in this prospectus.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered 50,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this prospectus, 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share of the relevant share class, plus the applicable sales load. As of January 12, 2018 the Fund’s net asset value per share was $11.11 for Class L shares. Any sales load will be deducted from the proceeds paid to the Fund. The maximum sales load is 4.25% of the amount invested for Class L shares. The minimum initial investment by a shareholder for Class L shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund’s automatic investment program. Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in fixed-income and fixed-income related securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load. See “Plan of Distribution.”

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may invest in publicly traded investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”) that may use leverage subject to limitations under applicable law with respect to such Public Investment Fund. The Fund may also invest in private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that may use leverage without limit. Accordingly, the Fund, through its investments in Public Investment Funds and Private Investment Funds, may be exposed to the risk of highly leveraged investment programs. For a discussion of the risks associated with the leveraged capital structure, please refer to pages 18-20 of this prospectus.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

Investing in the Fund’s shares involves risks, including the following:

•	The Fund has a limited pricing and performance history.
•	Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.
•	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.
•	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.
•	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.
•	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.
•	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
•	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page 16 of this prospectus.

Investment Adviser
Resource Alternative Advisor, LLC (the “Adviser” or “Resource Alternative”)

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. Resource Credit Income Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of its shares at the NAV of the applicable class of shares. See “Quarterly Repurchases of Shares.”

Investment Objectives and Policies. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund defines “moderate volatility” to mean investment returns having a level of volatility equal to or lower than the broader equity markets as reflected in the S&P 500 Index, a broad-based measure of the U.S. stock market. The Fund defines “low to moderate correlation to the broader equity markets” to mean investment returns having a correlation of less than one to the S&P 500 Index. The Adviser believes that a portfolio with moderate volatility and low to moderate correlation to the broader equity markets enhances the Fund’s appeal to investors seeking to diversify their equity investments.

The Fund seeks to meet its investment objectives by investing in the debt of small- to middle-market companies with a focus on transactions sourced for the Fund by its Adviser, including in fixed-income oriented funds. A substantial portion of the Fund’s portfolio may consist of senior and subordinated debt, which it believes offers opportunities for moderate volatility and low to moderate correlation to the broader equity markets. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the borrower and the potential investment present an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund also intends to invest in non-controlling interests in equity and junior debt tranches of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Fund may invest in other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund only to the extent such investments are permitted.

The Fund invests without restriction as to issuer capitalization. The Fund invests in debt securities of any quality, duration or maturity. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately 2 to 10 years. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in Public Investment Funds that may engage in leverage up to any limitations under applicable law with respect to such Public Investment Fund and Private Investment Funds that may engage in leverage without limit.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund defines fixed-income and fixed-income related securities to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”) or are publicly registered and non-traded (“Non-Traded BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) and (B) private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics); and (iii) non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

For purposes of the Fund’s 80% policy, the Fund will invest only in Public Investment Funds and Private Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, as determined by the Adviser’s review of their portfolio holdings, investment objectives and strategies. Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund’s prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund’s management team in order to determine whether the underlying fund follows an 80%

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policy under normal circumstances. Following the Fund’s investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available. If at any point the Adviser has reason to believe that the underlying fund’s investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Adviser will immediately reclassify the investment for purposes of testing the Fund’s compliance with its 80% policy. The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in fixed-income and fixed-income related securities. In market environments that the Adviser believes are unfavorable to fixed-income and fixed-income related securities, the Fund may reduce its investment in fixed-income and fixed-income related securities and hold a larger position in cash or cash equivalents. In addition, Public Investment Funds and Private Investment Funds in which the Fund invests for purposes of the 80% policy may reduce their investments in fixed-income and fixed-income related securities in response to changing market conditions.

The Fund’s 80% policy is not fundamental and may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) without shareholder approval. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. See “Investment Objectives, Policies and Strategies.”

Investment Strategy. The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser further advances its objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on operational and financial metrics as well as relative value.

Loan Strategy. The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, will provide the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level includes relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as a sale of the BDC or a listing on a stock exchange) following the close of the offering. To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy. The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products

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may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer will benefit the Fund by providing a consistent flow of transactions for review.

Diversification. The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

See “Investment Objectives, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Investment Adviser. Resource Alternative Advisor, LLC, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Management and Incentive Fees. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund—Investment Adviser” for additional information concerning fees paid to the Adviser.

Expense Reimbursement Agreement. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses

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exceed 2.84% per annum of the Fund’s average daily net assets attributable to Class L shares (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

Distribution Fees.  The Class L shares pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares and is payable on a quarterly basis. See “Plan of Distribution.”

Administrator, Accounting Agent and Transfer Agent. ALPS Fund Services, Inc. (“AFS”) serves as the administrator and accounting agent for the Fund. DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. See “Management of the Fund.”

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to continuous out-flows.

Share Classes. The Fund offers one share class by this prospectus: Class L shares. The Fund began continuously offering its common shares on April 20, 2015. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. The Fund also offers Class A, Class C, Class I and Class W shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for Class L shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, if any, as well through its investments in Public Investment Funds and Private Investment Funds. See “Risk Factors.”

•	The Fund is a closed-end investment company;

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions;

•	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

•	Increases in interest rates generally will cause the Fund’s fixed-rate debt securities to decline in price;

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•	The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;

•	Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

•	The Fund’s use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments;

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•	The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may use debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income;

•	The Fund may invest in Public Investment Funds and Private Investment Funds, which are subject to their strategy specific risks such as leverage risk, derivatives risk and market risk. Fund shareholders will also bear two layers of fees and expenses in connection with investments in Public Investment Funds and Private Investment Funds. In addition, Private Investment Funds are subject to illiquidity risk;

•	The Fund may invest in securities of BDCs and Non-Traded BDCs, which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment;

•	The Fund may invest in securities of ETFs, which are subject to all of the risks of a direct investment in the underlying securities that the ETF holds;

•	The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold;

•	Below investment grade instruments may be particularly susceptible to economic downturns, which could cause losses;

•	The Fund’s NAV may be more volatile because it invests in medium and small capitalization companies, which have fewer capital resources and shorter operating histories as compared to larger companies;

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;

•	Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;

•	The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses;

•	The incentive fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement and may encourage the Adviser to use leverage to increase the return on the Fund’s investments;

•	Foreign securities or other instruments of foreign issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•	The Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV;

•	The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;

•	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund;

•	The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities;

•	The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio;

•	Payment for quarterly repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover;

•	The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC;

•	The valuation of securities or instruments that lack a central trading place (such as loans or fixed-income instruments) may carry greater risk than those which trade on an exchange;

•	As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence;

•	The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Fund shareholders, will be taxable as ordinary income;

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•	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful;

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•	Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide;

•	The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable; and

•	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Custodian

MUFG Union Bank, N.A. serves as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

FUND EXPENSES

Shareholder Transaction Expenses	Class L
Maximum Sales Load(1) (as a percent of offering price)	4.25%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase (as a percent of original purchase price)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%
Incentive Fees(2)	0.00%
Acquired Fund Fees and Expenses(3)(4)	1.35%
Shareholder Servicing Expenses	0.25%
Distribution Fee	0.25%
Other Expenses(5)	2.04%
Total Annual Expenses	5.74%
Fee Waiver and Reimbursement(6)	(1.55)%
Total Annual Expenses (after fee waiver and reimbursement)	4.19%

(1)	The “maximum sales load” includes selling commissions and dealer manager fees of 3.50% and 0.75%, respectively, of the Fund’s public offering price per Class L share. In no event will the aggregate selling commissions exceed 4.25% of the gross offering proceeds received attributable to Class L shares.

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(2)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 2.25%, or an annualized hurdle rate of 9.0%, subject to a “catch-up” feature. See “Management of the Fund—Investment Adviser” for a full explanation of how the incentive fee is calculated. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the financial highlights due to the inclusions in this table of Acquired Fund Fees & Expenses and certain other adjustments.
(4)	Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the advisor of an Acquired Fund. While the amount of such fees vary by Acquired Fund, performance fees, if charged, tend to be approximately 20% of the Acquired Fund’s profits. Acquired Funds’ fees and expenses are based on historic fees and expenses; and future Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.
(5)	Other expenses include accounting, legal and auditing fees of the Fund, offering expenses, as well as the compensation of the Fund’s chief compliance officer and fees payable to the trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares, which include the development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund.
(6)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.84% per annum of the Fund’s average daily net assets attributable to Class L shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class L shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page 42 of this prospectus. More information about management fees, incentive fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 32 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year:

Share Class	1 Year	3 Years	5 Years	10 Years
Class L Shares	$83	$193	$301	$565

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The table below reflects the financial results for a single Class L share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report dated September 30, 2017. To request the Fund’s Annual Report or Semi-Annual Report, please call 1-855-747-9559.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.13
Net realized and unrealized loss on investments	(0.03	)(c)
Total income from investment operations	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.10)
From net realized gain on investments	(0.04)
From return of capital	(0.03)
Total distributions	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.07)
NET ASSET VALUE, END OF PERIOD	$11.12

TOTAL RETURN(d)	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,445

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(e)
Expenses, gross	4.39	%(f)
Expenses, net of fees waived/expenses reimbursed by investment advisor and administrator	2.84	%(f)
Excluding interest expense:(e)
Expenses, gross	4.39	%(f)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.84	%(f)
Net investment income	6.67	%(f)

PORTFOLIO TURNOVER RATE	39	%(g)(h)

(a)	The Fund’s Class L commenced operations on July 28, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(e)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Not Annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended September 30, 2017.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, and its telephone number is (866) 773-4120.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), are invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund pays its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objectives and policies, the Fund invests in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which

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may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. These investment objectives may be changed without a vote of the Fund’s shareholders.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “fixed-income and fixed-income related securities.” The Fund may invest without limitation in fixed-income and fixed-income related securities of any sector of any industry.

The Fund defines fixed-income and fixed-income related securities to consist of:

(i)	loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers;

(ii)	equity of investment funds, which may include Public Investment Funds, including traded and Non-Traded BDCs, closed and open-end funds, ETFs and Index Funds, and Private Investment Funds that invest principally in such loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics); and

(iii)	equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

The Adviser’s Strategy

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser seeks to further advance the Fund’s objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on both operational and financial metrics as well as relative value.

Loan Strategy

The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, provides the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level include relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to

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drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the BDC or listing on a stock exchange) following the close of the offering.

Within the traded and Non-Traded BDC strategy described above, the Fund limits its exposure to any one company. The Fund also seeks to diversify its BDC investment portfolio across underlying strategies including:

•	Secured Credit Opportunities: an investment strategy focused on first or second lien, senior secured loans. This may also include unitranche loans, which combine both senior and mezzanine debt, typically in a first lien position.

•	Unsecured Credit Opportunities: an investment strategy focused on loans subordinate to senior loans. This is typically mezzanine debt.

•	Equity Investments: an investment strategy focused on assuming equity positions, typically through warrants, as a part of an issued loan.

To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Private Investment Funds may benefit from longer investment horizons, access to deal flow due to relationships with investment banks and other sources of deal flow, access to proprietary deal flow, or proprietary analytics. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process, prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Within the Private Investment Fund strategy described above, the Fund seeks to limit its exposure to any one manager. The Fund also seeks to diversify its Private Investment Fund investment portfolio across underlying strategies including:

•	Debt Opportunities. A long/short investment strategy in corporate debt securities of leveraged companies and financially distressed firms and other investments.

•	Credit Opportunities. A long/short investment strategy in corporate debt securities to capture credit opportunities in all market environments.

•	Structured Credit. A long/short investment strategy in structured securities.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy

The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer benefits the Fund by providing a consistent flow of transactions for review.

Diversification

The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser

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seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. For example, the Fund seeks companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months. However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income or as eligible for the corporate dividends received deduction. See “U.S. Federal Income Tax Matters.”

In addition, the Fund generally will not be permitted to co-invest alongside certain affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC. Unless the Fund applies for and receives such relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. The Fund currently does not intend to invest in companies that are controlled by affiliates of the Adviser.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Investment Process

Within each alternative credit asset strategy described above, the Adviser seeks to employ a disciplined process for security selection. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating current income and sustainable, positive, risk-adjusted under a wide variety of market conditions. To ensure consistency and discipline, the Adviser evaluates each investment according to the following three processes:

Quality Screen

The Adviser evaluates a number of factors which it believes are closely correlated to the credit worthiness of the security. These factors include the competency of management as well as the extent of alignment between management and investors in the security. Such alignment may be related to compensation structure or management’s own holding of the security. The Adviser also evaluates the location, quality and diversity of assets underlying the security as well as the quality of the issuer’s balance sheet, including the extent of leverage and liquidity.

Valuation Screen

The Adviser seeks to evaluate whether the price being paid for a security is attractive relative to absolute measures and relative measures. Absolute measures include discounted cash flow analysis, dividend yield analysis and net asset value. Relative measures include comparison of the price paid for a security compared to other securities with similar credit and yield characteristics.

Portfolio Construction

The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets and seeks to evaluate each security in the context of balancing the competing objectives of providing current income, achieving long term capital appreciation, and minimizing portfolio volatility and correlation. In this context, the Adviser considers whether acquisition of a particular

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security would result in appropriate allocations to the three alternative credit asset strategies that are fundamental to the Adviser’s approach. In constructing the portfolio, the Adviser also takes into consideration tactical opportunities to capitalize on market price inefficiencies. However, the Adviser seeks to maintain a well-diversified portfolio that effectively manages asset class and sector risk over time.

Monitoring

The Adviser employs a proactive and disciplined monitoring approach focused on due diligence as a central tenet of its investment process. Such due diligence includes meeting with company management, analyzing company financial information and presentations, the creation and review of the Adviser’s own financial forecasts and models, and regular investment committee meetings. In addition, the portfolio managers review research reports prepared by their own analysts as well as third party research regarding particular issuers or industries in which the issuer operates in order to assess factors that may impact the value of securities held in the Fund.

Borrowings

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Investment Funds may utilize leverage in their investment activities. However, the Private Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Portfolio Composition

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Senior Loans

Companies use loans to finance internal growth, acquisitions, mergers, stock purchases, or for other corporate purposes. Senior loans (i.e., first lien loans) hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior loans are often secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. Such loans often provide for restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of lenders to receive timely payments of interest on and repayment of principal of the loans. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. In addition, such loans often requirement mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities.

Interest rates on senior loans may be fixed or may float periodically. On floating rate senior loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate senior loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate senior loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed-rate income instruments generally decline. When interest rates fall, the values of fixed-rate income instruments generally increase. The prices of floating rate senior loans tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. For floating rate senior loans, interest payable to the Fund from its investments in senior loans should increase as short-term interest rates increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower.

Senior loans may not be rated by a rating agency. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the senior loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

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Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower.

The floating or variable rate feature of most senior loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. To the extent the Fund invests in variable rate senior loans, the Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed-income instruments (other than money market funds and some short-term bond funds). When interest rates decline, the value of a fixed-income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in floating rate senior loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on senior loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Fund’s NAV.

The Fund may purchase and retain in its portfolio senior loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.

The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value senior loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Subordinated and Unsecured or Partially Secured Loans

Unsecured loans or subordinated loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments.

Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans and other secured loans discussed above. In addition, unsecured loans of below investment grade quality share many of the risk characteristics of non-investment grade bonds. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations. Unsecured loans are subject to the same risks associated with investment in senior loans and other secured loans and non-investment grade bonds. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid.

Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Mezzanine Securities

The Fund may invest in certain lower grade securities known as “mezzanine securities,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine securities may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine securities are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine securities are usually unsecured and subordinated to other obligations of the issuer.

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Fixed-Income Instruments

The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Business Development Companies

The Fund may invest in business development companies. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. Non-Traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Public BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

The market value of BDC shares and the ability of BDCs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and debt market conditions, adverse changes in governmental rules and fiscal policies, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from BDCs may consist of dividends, capital gains and/or return of capital.

The Fund invests in Public BDCs by purchasing their common stock, preferred stock, debt and/or warrants. The Fund’s investments in Non-Traded BDCs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market. The Fund’s investments in Non-Traded BDCs will be typically made through the purchase of common stock and preferred stock.

Dividends paid by BDCs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Closed-End Funds

Subject to the Fund’s investment restrictions, the Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in fixed-income and fixed-income related securities. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (Mutual Funds)

Subject to the Fund’s investment restrictions, the Fund may invest in open end investment companies, commonly known as mutual funds. The Fund may invest in mutual funds that invest primarily in fixed-income and fixed-income related securities.

Exchange Traded Funds

The Fund may invest its assets in ETFs that invest primarily in fixed-income and fixed-income related securities. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.

An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with mutual funds and closed-end funds.

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ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Index Funds

An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Private Investment Funds

Private Investment Funds are funds managed by institutional asset managers with expertise in managing portfolios of fixed-income and fixed-income related securities. Private Investment Funds are exempt from registration under the 1940 Act. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.

The Fund’s typical investments in Private Investment Funds will be made through the purchase of common stock or limited partnership or membership interests in such funds. The Fund may invest a portion of its gross assets in Private Investment Funds that are commonly known as hedge funds or private equity funds, which would be required to register as investment companies but for an exemption under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Collateralized Debt Obligations

A CDO is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority. The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.

CDOs may be collateralized by a range of financial assets. CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs. See “Portfolio Investments—Collateralized Loan Obligations” for further discussion of CLOs. Other forms include CDOs, CBOs, trust preferred securities issued by banks and insurance companies (TruPS CDOs), and other forms of asset-backed securities (ABS CDOs).

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized Loan Obligations

A CLO is a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

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The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely effective. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Market Risk

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

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Debt Securities Risk

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed-Income Instruments Risk

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Senior Loans Risk

Senior loans hold the most senior position in the capital structure of a Borrower. Senior loans in most circumstances are fully collateralized by assets of the Borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting Borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Senior loans usually include restrictive covenants, which must be maintained by the Borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the Borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Senior loans typically will be secured by pledges of collateral from the Borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the Borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower. See “Below Investment Grade Instruments Risk.”

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If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or government regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

The Fund may acquire senior loans through assignments or participations. The Fund will typically acquire senior loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution offering the participation, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a senior loan through a participation. The Adviser has established a best execution committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the best execution committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the senior loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the senior loan than the Fund expected when initially purchasing the participation.

Subordinated and Unsecured or Partially Secured Loans Risk

The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same Borrower.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

The Fund expects to add financial leverage to its portfolio representing up to approximately 33% of the Fund’s assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity).

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Conflicts of Interest.”

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. Because the Fund uses debt to finance investments, its net investment income depends, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. An increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Fund—The Adviser.”

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s portfolio companies that are unable or unwilling to pay interest and repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s investments with fixed rates may decline in value because the fixed coupon rate is below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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Public Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees, and expenses at the Public Investment Fund level.

The Fund is subject to, and indirectly invests in, Public Investment Funds that are subject to, the risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds in particular. The Fund may not be able to invest in certain Public Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Public Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

Public Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Public Investment Fund manager may invest the Public Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Public Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Public Investment Fund manager may focus on a particular industry, which would subject the Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of industries. A Public Investment Fund manager may focus on a particular country or geographic region, which may subject a Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of geographic regions.

A Public Investment Fund manager may use derivatives for speculative or hedging purposes. A Public Investment Fund manager may have limited operating history upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. A Public Investment Fund manager may sell short securities held by a Public Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Public Investment Fund’s short selling activities may be adversely affect by regulatory restrictions that may be imposed at any time. Public Investment Fund manager may invest the Public Investment Fund’s assets without limitation in restricted and illiquid securities. A Public Investment Fund manager may invest Public Investment Fund’s assets in equity securities without limitation as to market capitalization. Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

BDC Risk

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Non-Traded BDC Risk

Non-traded BDCs are subject to the following risks in addition to those described in “BDC Risk.” Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded BDCs are not liquid, and investments in Non-Traded BDCs may not be accessible for an extended period of time. Redemption programs offered by Non-Traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the BDC to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded BDCs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by Non-Traded BDCs may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the BDC, regulatory changes, and key personnel changes. Distributions from Non-Traded BDCs can be suspended for a period of time or halted altogether.

Exchange-Traded Funds Risk

The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. ETF shares may trade at a premium or discount to their NAV because the supply and demand in the market for ETF shares at any point in time may not be identical to the supply and demand in the market for the underlying securities. Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors—Leverage Risk.” In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders may also indirectly bear similar expenses of an ETF.

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Private Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Private Investment Fund level.

The Fund is subject to, and indirectly invests in, Private Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Investment Funds in particular. The Fund may not be able to invest in certain Private Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Private Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Private Investment Fund manager may invest the Private Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Investment Fund Manager may focus primarily on a particular industry, which would subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Investment Fund Manager may focus on a particular country or geographic region, which may subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Investment Fund manager may use derivatives for speculative or hedging purposes. A Private Investment Fund may incur leverage for investment or other purposes, which may increase the volatility of the Private Investment Fund. A Private Investment Fund manager may sell short securities held by Private Investment Funds, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that the Private Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Investment Fund manager may change their investment strategies at any time. A Private Investment Fund manager may invest the Private Investment Fund’s assets without limitation in restricted and illiquid securities. A Private Investment Fund manager may invest the investment funds’ assets in equity securities without limitation as to market capitalization. A Private Investment Fund may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Please see “Leverage Risk” above for a description of risks associated with the use of leverage. Additionally, Private Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Investment Fund managers may not be registered under the Advisers Act. Further, Private Investment Fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Structured Products Risk

The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

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CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Mezzanine Securities Risk

Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk

The Fund may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in below investment grade instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Derivatives Risk

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party (or counterparty) to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates generally are combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the

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conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return of the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Risk of Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Medium and Small Capitalization Company Risk

Many of the issuers of securities in which the Fund may invest are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk

The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the Borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than senior loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the

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Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Short Selling Risk

Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Prepayment Risk

Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

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Counterparty Risk

Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian). The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Special Situations and Distressed Investments

The Fund seeks to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Freddie Mac and Fannie Mae may ultimately lose value.

Foreign Investment Risk

Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with:

•	political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.;

•	trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.;

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•	availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers;

•	limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and

•	currency exchange rate fluctuations and policies.

The risks of foreign investments may be greater in developing or emerging market countries.

Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk

The Fund’s NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a Private Investment Fund or a Public Investment Fund may also prove incorrect and may not produce the desired results.

Dependence on Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

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Conflicts of Interest Risk

The Adviser and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s clients, the Private Investment Funds and Public Investment Funds and the asset managers to the Private Investment Funds and Public Investment Funds. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund. See “Conflicts of Interest.”

Distribution Policy Risk

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finance repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Co-Investment Restrictions

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Fund’s board of trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Fund’s board of trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund’s investment strategy contemplates that the Fund will invest capital in originated transactions that are sourced by the Adviser. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser. The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term.

The Fund may, however, invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser and its affiliates, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. It is the Fund’s policy to base the board of trustees’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the board of trustees or imposed by applicable laws, rules, regulations or interpretations. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

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In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser and its affiliates will be required to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

Incentive Fee Risk

The Adviser is entitled to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. PIK income will be counted toward the incentive fee that the Fund is obligated to pay to the Adviser even though the Fund does not receive the income in the form of cash.

The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

In Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Event Driven Investing

The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments

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may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Material Risks of Significant Methods of Analysis

The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

Market Developments

Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession, such as the current recession, could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

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These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV.

Market Disruptions from Natural Disasters or Geopolitical Risks

Natural disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of shares of opportunities to sell their shares at NAV.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities

The Adviser may pursue complex investment opportunities for the Fund, which may involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund may be required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Risks Relating to the Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Resource Alternative, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act. The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III, which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent renewal of the Fund’s Investment Management Agreement will be included in the Fund’s semi-annual annual report to shareholders for the period ended March 31, 2018.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated daily and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

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The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $2.10

Implied Yield (Investment Income / Average NAV) = 2.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 1.3375%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Incentive Fee on Income payable.

Scenario 2

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.3375%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

= 100% x (2.3375% - 2.25%)
= 0.0875% or $0.09

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision, therefore the Incentive Fee on Income is 0.0875%.

Scenario 3

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

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Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.3375%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.3375% - 2.8125%))

= 0.5625% + (20% x 1.525%)

= 0.5625% + 0.305%

= 0.8675% or $0.91

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision, therefore the Incentive Fee on Income is 0.8675%.

Scenario 4

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.32%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.6575%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (Subject to catch up)(4)

= 100% x (2.6575% - 2.25%)

= 0.4075% or $0.43

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision. Although Investment Income is the same in Scenario 4 as compared with Scenario 2, the Implied Yield is higher in Scenario 4 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 4 as compared with Scenario 2.

Scenario 5

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.53%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.8675%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.8675% - 2.8125%))

= 0.5625% + (20% x 2.055%)

= 0.5625% + 0.411%

= 0.9735% or $0.92

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision. Although Investment Income is the same in Scenario 5 as compared with Scenario 3, the Implied Yield is higher in Scenario 5 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 5 as compared with Scenario 3.

(1)	Represents 9.0% annualized hurdle rate.
(2)	Represents 1.85% annualized based management fee on average daily net assets.
(3)	Includes expenses reimbursed to the Adviser and interest expenses and distributions paid on any issued and outstanding preferred shares, but excludes the incentive fee.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.8125% in any calendar quarter.

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The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.84% per annum of the Fund’s average daily net assets attributable to Class L shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Portfolio Managers

Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as a Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, he worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

Justin Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc., located as 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent. For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. DST Systems, Inc., at PO Box 219169, Kansas City, MO 64121, serves as Transfer Agent.

Custodian

MUFG Union Bank, N.A., with principal offices at 1251 Avenue of the Americas, New York, NY 10020, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, MUFG Union Bank, N.A. holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is an affiliate of the Adviser.

AFS is obligated to pay expenses associated with providing the services contemplated by an Administration, Bookkeeping and Pricing Services Agreement (administration and accounting), including compensation of its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by an Agency Agreement (transfer agent), including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class L shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class L shares.

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The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2017, there was no entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. Class L shares are offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Investment Funds and Non-Traded Funds), securities are valued at fair value as determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board’s supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Private Investment Funds and Non-Traded BDCs (“Non-Traded Funds”) will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Manager. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Investment Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Non-Traded Fund, the Adviser, under the oversight of the Board, will conduct a due diligence review of the valuation methodology utilized by the Non-Traded Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Non-Traded Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund or BDC, the Board will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fund’s Fair Value Committee will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If

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no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. In the event a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser and its affiliates distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

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If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-855-747-9559 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

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The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by AFS (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

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The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Certain transactions can be performed by calling the toll free number 1-855-747-9559.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

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The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on December 11, 2014. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers five different classes of shares: Class A, Class C, Class W, Class I and Class L shares. Class A,Class C,Class W and Class I shares are sold through separate prospectuses. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Class L shares of the Fund that have been authorized and are outstanding as of December 31, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class L shares	Unlimited	None	393,235.33

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares and is payable on a quarterly basis. Class L shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class L shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

About the Dealer Manager. The dealer manager for this offering is Resource Securities LLC (formerly known as Resource Securities, Inc.) (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005. Resource Securities receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Class L shares. In its capacity as dealer manager of this offering, Resource Securities receives dealer manager fees of 0.75% of the Fund’s public offering price per Class L share.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent. The returned check and stop payment fee is currently $5. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Credit Income Fund to:

Resource Credit Income Fund
c/o DST Systems, Inc.
PO Box 219169
Kansas City, MO 64121

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All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Resource Credit Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Class L shares are sold at the prevailing net asset value per Class L share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class L shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class L shares; and

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•	a Distribution Fee which will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to Class L Shares.

Investors purchasing Class L shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 1.25% to 4.25%, as set forth in the table below. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor. A portion of the sales load, up to 0.75% is paid to the Fund’s dealer manager (the “Dealer Manager Fee”). The following sales loads apply to your purchases of shares of the Fund:

Amount Invested	Dealer Reallowance*	Dealer Manager Fee	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested
Under $250,000	3.50%	0.75%	4.25%	4.44%
$250,000 to $499,999	2.50%	0.75%	3.25%	3.36%
$500,000 to $999,999	1.50%	0.50%	2.00%	2.04%
$1,000,000 and above	1.00%	0.25%	1.25%	1.27%

*	Gross Dealer Concession paid to participating broker-dealers.

You will be able to buy Class L shares without either a broker commission or dealer manager fee (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	a current or former director or Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Adviser; or

•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

You will be able to buy Class L shares without a broker commission when you are:

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or

•	exchanging an investment in Class L (or equivalent type) shares of another fund for an investment in the Fund.

In addition, concurrent purchases of Class L shares of the Fund and Class L shares of Resource Real Estate Diversified Income Fund by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class L shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class L shares of the Fund and of Resource Real Estate Diversified Income Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

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Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class L shares of the Fund and Class L shares of Resource Real Estate Diversified Income Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Class L shares. You may include a purchase of Class L shares of the Fund not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of Class L shares of the Fund and Class L shares of Resource Real Estate Diversified Income Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for Class L shares of the Fund purchased during that period at a price including a front-end sales charge.You may combine purchases and exchanges of Class L shares of the Fund by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Class L shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class L shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class L shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class L shares.

Distribution Plan

The Fund, with respect to its Class L shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L shares.  The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.  Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.25% of average daily net assets attributable to Class L shares.  Class A, Class I and Class W shares are not subject to a Distribution Fee, which reduces the NAV of Class L shares.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-855-747-9559 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-200981). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISORY AND OTHER SERVICES	34
PORTFOLIO MANAGERS	36
ALLOCATION OF BROKERAGE	38
TAX STATUS	39
OTHER INFORMATION	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	46
APPENDIX A – PROXY VOTING POLICY	47

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PRIVACY NOTICE	Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 1-855-747-9559

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WHO WE ARE
Who is providing this notice?	Resource Credit Income Fund
WHAT WE DO
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tells us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Resource Credit Income Fund doesn’t jointly market.

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Page Intentionally Left Blank

PROSPECTUS

RESOURCE CREDIT INCOME FUND

Class L Shares (RCILX) of
Beneficial Interest

February 1, 2018

Investment Adviser
Resource Alternative Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS Class W Shares (RCIWX) of Beneficial Interest February 1, 2018

Resource Credit Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s Class W shares, including a Statement of Additional Information (“SAI”) dated February 1, 2018, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 44 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., PO Box 219169, Kansas City, MO 64121. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-747-9559 or by visiting www.ResourceCreditIncome.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as further described in this prospectus.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered 50,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this prospectus, 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share of the relevant share class, plus the applicable sales load. As of January 12, 2018 the Fund’s net asset value per share was $11.11 for Class W shares. Any sales load will be deducted from the proceeds paid to the Fund. Class W shares are not subject to sales charges. The minimum initial investment by a shareholder for Class W shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund’s automatic investment program. Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in fixed-income and fixed-income related securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load. See “Plan of Distribution.”

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may invest in publicly traded investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”) that may use leverage subject to limitations under applicable law with respect to such Public Investment Fund. The Fund may also invest in private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that may use leverage without limit. Accordingly, the Fund, through its investments in Public Investment Funds and Private Investment Funds, may be exposed to the risk of highly leveraged investment programs. For a discussion of the risks associated with the leveraged capital structure, please refer to pages 18-20 of this prospectus.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

Investing in the Fund’s shares involves risks, including the following:

•	The Fund has a limited pricing and performance history.
•	Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.
•	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.
•	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.
•	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.
•	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.
•	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
•	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page 16 of this prospectus.

Investment Adviser
Resource Alternative Advisor, LLC (the “Adviser” or “Resource Alternative”)

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. Resource Credit Income Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of its shares at the NAV of the applicable class of shares. See “Quarterly Repurchases of Shares.”

Investment Objectives and Policies. The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund defines “moderate volatility” to mean investment returns having a level of volatility equal to or lower than the broader equity markets as reflected in the S&P 500 Index, a broad-based measure of the U.S. stock market. The Fund defines “low to moderate correlation to the broader equity markets” to mean investment returns having a correlation of less than one to the S&P 500 Index. The Adviser believes that a portfolio with moderate volatility and low to moderate correlation to the broader equity markets enhances the Fund’s appeal to investors seeking to diversify their equity investments.

The Fund seeks to meet its investment objectives by investing in the debt of small- to middle-market companies with a focus on transactions sourced for the Fund by its Adviser, including in fixed-income oriented funds. A substantial portion of the Fund’s portfolio may consist of senior and subordinated debt, which it believes offers opportunities for moderate volatility and low to moderate correlation to the broader equity markets. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the borrower and the potential investment present an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund also intends to invest in non-controlling interests in equity and junior debt tranches of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Fund may invest in other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund only to the extent such investments are permitted.

The Fund invests without restriction as to issuer capitalization. The Fund invests in debt securities of any quality, duration or maturity. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately 2 to 10 years. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in Public Investment Funds that may engage in leverage up to any limitations under applicable law with respect to such Public Investment Fund and Private Investment Funds that may engage in leverage without limit.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund defines fixed-income and fixed-income related securities to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”) or are publicly registered and non-traded (“Non-Traded BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) and (B) private investment funds managed by unaffiliated institutional asset managers (“Private Investment Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics); and (iii) non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

For purposes of the Fund’s 80% policy, the Fund will invest only in Public Investment Funds and Private Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in fixed-income and fixed-income related securities, as determined by the Adviser’s review of their portfolio holdings, investment objectives and strategies. Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund’s prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund’s management team in order to determine whether the underlying fund follows an 80%

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policy under normal circumstances. Following the Fund’s investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available. If at any point the Adviser has reason to believe that the underlying fund’s investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Adviser will immediately reclassify the investment for purposes of testing the Fund’s compliance with its 80% policy. The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in fixed-income and fixed-income related securities. In market environments that the Adviser believes are unfavorable to fixed-income and fixed-income related securities, the Fund may reduce its investment in fixed-income and fixed-income related securities and hold a larger position in cash or cash equivalents. In addition, Public Investment Funds and Private Investment Funds in which the Fund invests for purposes of the 80% policy may reduce their investments in fixed-income and fixed-income related securities in response to changing market conditions.

The Fund’s 80% policy is not fundamental and may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) without shareholder approval. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. See “Investment Objectives, Policies and Strategies.”

Investment Strategy. The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser further advances its objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on operational and financial metrics as well as relative value.

Loan Strategy. The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, will provide the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

Public Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level includes relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as a sale of the BDC or a listing on a stock exchange) following the close of the offering. To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy. The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy. The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products

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may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer will benefit the Fund by providing a consistent flow of transactions for review.

Diversification. The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

See “Investment Objectives, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Investment Adviser. Resource Alternative Advisor, LLC, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Management and Incentive Fees. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund—Investment Adviser” for additional information concerning fees paid to the Adviser.

Expense Reimbursement Agreement. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses

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exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class W shares (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the current expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent. ALPS Fund Services, Inc. (“AFS”) serves as the administrator and accounting agent for the Fund. DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. See “Management of the Fund.”

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to continuous out-flows.

Share Classes. The Fund offers one share class by this prospectus: Class W shares. The Fund began continuously offering its common shares on April 20, 2015. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. The Fund also offers Class A, Class C, Class I and Class L shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for Class W shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, if any, as well through its investments in Public Investment Funds and Private Investment Funds. See “Risk Factors.”

•	The Fund is a closed-end investment company;

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions;

•	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

•	Increases in interest rates generally will cause the Fund’s fixed-rate debt securities to decline in price;

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•	The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;

•	Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

•	The Fund’s use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments;

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•	The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may use debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income;

•	The Fund may invest in Public Investment Funds and Private Investment Funds, which are subject to their strategy specific risks such as leverage risk, derivatives risk and market risk. Fund shareholders will also bear two layers of fees and expenses in connection with investments in Public Investment Funds and Private Investment Funds. In addition, Private Investment Funds are subject to illiquidity risk;

•	The Fund may invest in securities of BDCs and Non-Traded BDCs, which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment;

•	The Fund may invest in securities of ETFs, which are subject to all of the risks of a direct investment in the underlying securities that the ETF holds;

•	The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold;

•	Below investment grade instruments may be particularly susceptible to economic downturns, which could cause losses;

•	The Fund’s NAV may be more volatile because it invests in medium and small capitalization companies, which have fewer capital resources and shorter operating histories as compared to larger companies;

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;

•	Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;

•	The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses;

•	The incentive fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement and may encourage the Adviser to use leverage to increase the return on the Fund’s investments;

•	Foreign securities or other instruments of foreign issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

•	The Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV;

•	The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;

•	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund;

•	The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities;

•	The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio;

•	Payment for quarterly repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover;

•	The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC;

•	The valuation of securities or instruments that lack a central trading place (such as loans or fixed-income instruments) may carry greater risk than those which trade on an exchange;

•	As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence;

•	The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Fund shareholders, will be taxable as ordinary income;

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•	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful;

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•	Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide;

•	The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable; and

•	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Custodian

MUFG Union Bank, N.A. serves as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

FUND EXPENSES

Shareholder Transaction Expenses	Class W
Maximum Sales Load (as a percent of offering price)	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase (as a percent of original purchase price)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%
Incentive Fees(1)	0.00%
Acquired Fund Fees and Expenses(2)(3)	1.35%
Shareholder Servicing Expenses	0.25%
Distribution Fee	None
Other Expenses(4)	2.25%
Total Annual Expenses	5.70%
Fee Waiver and Reimbursement(5)	(1.76)%
Total Annual Expenses (after fee waiver and reimbursement)	3.94%

(1)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 2.25%, or an

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annualized hurdle rate of 9.0%, subject to a “catch-up” feature. See “Management of the Fund—Investment Adviser” for a full explanation of how the incentive fee is calculated.. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the financial highlights due to the inclusions in this table of Acquired Fund Fees & Expenses and certain other adjustments.
(3)	Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the advisor of an Acquired Fund. While the amount of such fees vary by Acquired Fund, performance fees, if charged, tend to be approximately 20% of the Acquired Fund’s profits. Acquired Funds’ fees and expenses are based on historic fees and expenses; and future Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.
(4)	Other expenses include accounting, legal and auditing fees of the Fund, offering expenses, as well as the compensation of the Fund’s chief compliance officer and fees payable to the trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares, which include the development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund.
(5)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class W shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page 42 of this prospectus. More information about management fees, incentive fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 32 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year:

Share Class	1 Year	3 Years	5 Years	10 Years
Class W Shares	$40	$154	$267	$542

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The table below reflects the financial results for a single Class W share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report dated September 30, 2017. To request the Fund’s Annual Report or Semi-Annual Report, please call 1-855-747-9559.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.24		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.58		0.63		—
Net realized and unrealized gain/(loss) on investments	1.01		(0.07	)(c)	—
Total income from investment operations	1.59		0.56		—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.46)		(0.25)		—
From net realized gain on investments	(0.16)		—		—
From return of capital	(0.09)		(0.07)		—
Total distributions	(0.71)		(0.32)		—
INCREASE IN NET ASSET VALUE	0.88		0.24		—
NET ASSET VALUE, END OF PERIOD	$11.12		$10.24		$10.00

TOTAL RETURN(d)	15.77%		5.74%		—%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$26,757		$494		$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(e)
Expenses, gross	4.35%		17.52%		472.69	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.61	%(g)	3.09%		0.04	%(f)
Excluding interest expense:(e)
Expenses, gross	4.35%		17.52%		N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.61	%(g)	3.09%		N/A
Net investment income	5.22	%(g)	6.24%		0.00	%(f)

PORTFOLIO TURNOVER RATE	39%		22%		0	%(h)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$—		$5		$—
Asset coverage per $1,000 (000s)	$—		$1,032,060		$—

(a)	The Fund’s Class W commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(e)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.
(h)	Not Annualized.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, and its telephone number is (866) 773-4120.

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USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), are invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund pays its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objectives and policies, the Fund invests in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. These investment objectives may be changed without a vote of the Fund’s shareholders.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “fixed-income and fixed-income related securities.” The Fund may invest without limitation in fixed-income and fixed-income related securities of any sector of any industry.

The Fund defines fixed-income and fixed-income related securities to consist of:

(i)	loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers;

(ii)	equity of investment funds, which may include Public Investment Funds, including traded and Non-Traded BDCs, closed and open-end funds, ETFs and Index Funds, and Private Investment Funds that invest principally in such loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics); and

(iii)	equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

The Adviser’s Strategy

The Adviser believes that global economic trends increasingly favor alternative asset class investment strategies. On the one hand, slowing global economic growth and sovereign deleveraging may continue to challenge the ability of traditional asset classes and strategies to fully address investors’ needs. On the other hand, increasing government regulation may force some categories of investors such as banks to avoid certain types of alternative investments, opening up new opportunities for investment. The combination of these trends could enhance the attractiveness of alternative asset classes relative to traditional asset classes. The Adviser believes that it can capitalize on these trends to provide superior risk-adjusted income and returns relative to other credit investments while adhering to the liquidity needs of the Fund.

The Adviser seeks to achieve the Fund’s investment objectives through a disciplined and balanced allocation among four distinct alternative asset strategies. The four strategies are described in more detail below and each offers a different balance of liquidity, yield, and long term appreciation as well as correlation to the equity markets and other markets. Within each investment strategy, the Adviser seeks to further advance the Fund’s objectives by maintaining the flexibility to invest in both publicly traded and non-publicly traded securities at all levels of the capital structure. In addition, the Adviser seeks to enhance yield and returns within each investment strategy through asset selection driven by in-depth fundamental research focused on both operational and financial metrics as well as relative value.

Loan Strategy

The Adviser seeks to build a portfolio of loans to small- to middle-market companies with a focus on transactions sourced for the Fund by the Adviser. The Fund’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the investment presents an opportunity for risk-adjusted income and returns. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund anticipates that a substantial portion of its portfolio may consist of senior and subordinated debt, which the Fund believes offer opportunities for moderate volatility and low to moderate correlation to the broader equity markets.

The Adviser, through its industry relationships and investment teams that actively source new investments, provides the Fund with access to proprietary deal flow. The Fund believes that the Adviser’s networks and deal generation strategies create opportunities to deploy capital across a broad range of transactions that have attractive investment characteristics. While the Fund intends to invest primarily in U.S. companies, there is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in securities or other instruments of non-U.S. issuers or borrowers.

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Public Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Public Investment Funds that principally hold portfolios of fixed-income and fixed-income related securities. BDCs are an important component of this strategy and the Adviser employs a dedicated team of analysts to assess and value both traded and Non-Traded BDCs. For traded BDCs, investment criteria on a macro level include relative attractiveness of Public BDCs to the broader market and the impact of the debt capital markets on Public BDCs’ equities. On a micro level, the Adviser examines the attractiveness of each Public BDC’s portfolio; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels. For Non-Traded BDCs, investment criteria include evaluating the strength of the BDC’s sponsor and management; the attractiveness of the specific types of securities in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the BDC or listing on a stock exchange) following the close of the offering.

Within the traded and Non-Traded BDC strategy described above, the Fund limits its exposure to any one company. The Fund also seeks to diversify its BDC investment portfolio across underlying strategies including:

•	Secured Credit Opportunities: an investment strategy focused on first or second lien, senior secured loans. This may also include unitranche loans, which combine both senior and mezzanine debt, typically in a first lien position.

•	Unsecured Credit Opportunities: an investment strategy focused on loans subordinate to senior loans. This is typically mezzanine debt.

•	Equity Investments: an investment strategy focused on assuming equity positions, typically through warrants, as a part of an issued loan.

To further advance its investment objectives, the Adviser may also choose to make a limited number of investments in fixed income mutual funds, closed-end funds, ETFs and index funds within this portfolio. In addition to providing current income and liquidity, this Public Investment Fund portfolio is intended to provide moderate volatility and low to moderate correlation to the equity markets.

Private Investment Fund Strategy

The Adviser seeks to invest in a diversified portfolio of Private Investment Funds that principally manage portfolios of fixed-income and fixed-income related securities primarily for institutional investors such as pension funds, insurance companies or family offices. Private Investment Funds may benefit from longer investment horizons, access to deal flow due to relationships with investment banks and other sources of deal flow, access to proprietary deal flow, or proprietary analytics. Using information generally available to investors, the Adviser evaluates Private Investment Fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The Private Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Within the Private Investment Fund strategy described above, the Fund seeks to limit its exposure to any one manager. The Fund also seeks to diversify its Private Investment Fund investment portfolio across underlying strategies including:

•	Debt Opportunities. A long/short investment strategy in corporate debt securities of leveraged companies and financially distressed firms and other investments.

•	Credit Opportunities. A long/short investment strategy in corporate debt securities to capture credit opportunities in all market environments.

•	Structured Credit. A long/short investment strategy in structured securities.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to such Private Investment Funds on terms consistent with those offered to similarly sized institutional investors. Furthermore, the Fund believes that investments in Private Investment Funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Structured Product Strategy

The Adviser seeks to invest in a portfolio of non-controlling interests in equity and junior debt tranches of structured credit products, including CDOs, CBOs, CLOs and other securitized products that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics). The Adviser believes that such structured products may provide a higher yield than non-structured products with similar credit and tenor characteristics because they are more complicated to analyze and, therefore, appeal to a narrower universe of buyers. In evaluating a particular structured product investment, the Adviser considers the credit quality and liquidity of the assets underlying the structured product. The Adviser further evaluates the timing or cash flows for the underlying assets relative to the timing of cash flows for the structured product. The Adviser also reviews any unique structural characteristics of the security such as auction call features or optional redemptions.

The Adviser sources transactions through an affiliated commercial broker-dealer that specialized in trading structured credit products as well as through third party broker-dealers. The Adviser believes that its relationship with its affiliated broker-dealer benefits the Fund by providing a consistent flow of transactions for review.

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Diversification

The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification. In addition to diversifying into the four investment strategies described above, the Fund also seeks to diversify by holding multiple positions within each strategy. The Adviser seeks to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics from a lending perspective. For example, the Fund seeks companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months. However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income or as eligible for the corporate dividends received deduction. See “U.S. Federal Income Tax Matters.”

In addition, the Fund generally will not be permitted to co-invest alongside certain affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC. Unless the Fund applies for and receives such relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. The Fund currently does not intend to invest in companies that are controlled by affiliates of the Adviser.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Investment Process

Within each alternative credit asset strategy described above, the Adviser seeks to employ a disciplined process for security selection. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating current income and sustainable, positive, risk-adjusted under a wide variety of market conditions. To ensure consistency and discipline, the Adviser evaluates each investment according to the following three processes:

Quality Screen

The Adviser evaluates a number of factors which it believes are closely correlated to the credit worthiness of the security. These factors include the competency of management as well as the extent of alignment between management and investors in the security. Such alignment may be related to compensation structure or management’s own holding of the security. The Adviser also evaluates the location, quality and diversity of assets underlying the security as well as the quality of the issuer’s balance sheet, including the extent of leverage and liquidity.

Valuation Screen

The Adviser seeks to evaluate whether the price being paid for a security is attractive relative to absolute measures and relative measures. Absolute measures include discounted cash flow analysis, dividend yield analysis and net asset value. Relative measures include comparison of the price paid for a security compared to other securities with similar credit and yield characteristics.

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Portfolio Construction

The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets and seeks to evaluate each security in the context of balancing the competing objectives of providing current income, achieving long term capital appreciation, and minimizing portfolio volatility and correlation. In this context, the Adviser considers whether acquisition of a particular security would result in appropriate allocations to the three alternative credit asset strategies that are fundamental to the Adviser’s approach. In constructing the portfolio, the Adviser also takes into consideration tactical opportunities to capitalize on market price inefficiencies. However, the Adviser seeks to maintain a well-diversified portfolio that effectively manages asset class and sector risk over time.

Monitoring

The Adviser employs a proactive and disciplined monitoring approach focused on due diligence as a central tenet of its investment process. Such due diligence includes meeting with company management, analyzing company financial information and presentations, the creation and review of the Adviser’s own financial forecasts and models, and regular investment committee meetings. In addition, the portfolio managers review research reports prepared by their own analysts as well as third party research regarding particular issuers or industries in which the issuer operates in order to assess factors that may impact the value of securities held in the Fund.

Borrowings

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Investment Funds may utilize leverage in their investment activities. However, the Private Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Portfolio Composition

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Senior Loans

Companies use loans to finance internal growth, acquisitions, mergers, stock purchases, or for other corporate purposes. Senior loans (i.e., first lien loans) hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior loans are often secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. Such loans often provide for restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of lenders to receive timely payments of interest on and repayment of principal of the loans. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. In addition, such loans often requirement mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities.

Interest rates on senior loans may be fixed or may float periodically. On floating rate senior loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate senior loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate senior loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed-rate income instruments generally decline. When interest rates fall, the values of fixed-rate income instruments generally increase. The prices of floating rate senior loans tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. For floating rate senior loans, interest payable to the Fund from its investments in senior loans should increase as short-term interest rates increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower.

Senior loans may not be rated by a rating agency. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the senior loans in

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which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower.

The floating or variable rate feature of most senior loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. To the extent the Fund invests in variable rate senior loans, the Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed-income instruments (other than money market funds and some short-term bond funds). When interest rates decline, the value of a fixed-income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in floating rate senior loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on senior loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Fund’s NAV.

The Fund may purchase and retain in its portfolio senior loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.

The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value senior loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Subordinated and Unsecured or Partially Secured Loans

Unsecured loans or subordinated loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments.

Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans and other secured loans discussed above. In addition, unsecured loans of below investment grade quality share many of the risk characteristics of non-investment grade bonds. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations. Unsecured loans are subject to the same risks associated with investment in senior loans and other secured loans and non-investment grade bonds. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid.

Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Mezzanine Securities

The Fund may invest in certain lower grade securities known as “mezzanine securities,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine securities may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine securities are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine securities are usually unsecured and subordinated to other obligations of the issuer.

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Fixed-Income Instruments

The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Business Development Companies

The Fund may invest in business development companies. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. Non-Traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Public BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

The market value of BDC shares and the ability of BDCs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and debt market conditions, adverse changes in governmental rules and fiscal policies, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from BDCs may consist of dividends, capital gains and/or return of capital.

The Fund invests in Public BDCs by purchasing their common stock, preferred stock, debt and/or warrants. The Fund’s investments in Non-Traded BDCs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market. The Fund’s investments in Non-Traded BDCs will be typically made through the purchase of common stock and preferred stock.

Dividends paid by BDCs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Closed-End Funds

Subject to the Fund’s investment restrictions, the Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in fixed-income and fixed-income related securities. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (Mutual Funds)

Subject to the Fund’s investment restrictions, the Fund may invest in open end investment companies, commonly known as mutual funds. The Fund may invest in mutual funds that invest primarily in fixed-income and fixed-income related securities.

Exchange Traded Funds

The Fund may invest its assets in ETFs that invest primarily in fixed-income and fixed-income related securities. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.

An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with mutual funds and closed-end funds.

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ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Index Funds

An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Private Investment Funds

Private Investment Funds are funds managed by institutional asset managers with expertise in managing portfolios of fixed-income and fixed-income related securities. Private Investment Funds are exempt from registration under the 1940 Act. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.

The Fund’s typical investments in Private Investment Funds will be made through the purchase of common stock or limited partnership or membership interests in such funds. The Fund may invest a portion of its gross assets in Private Investment Funds that are commonly known as hedge funds or private equity funds, which would be required to register as investment companies but for an exemption under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Collateralized Debt Obligations

A CDO is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority. The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.

CDOs may be collateralized by a range of financial assets. CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs. See “Portfolio Investments—Collateralized Loan Obligations” for further discussion of CLOs. Other forms include CDOs, CBOs, trust preferred securities issued by banks and insurance companies (TruPS CDOs), and other forms of asset-backed securities (ABS CDOs).

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized Loan Obligations

A CLO is a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

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The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely effective. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Market Risk

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

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Debt Securities Risk

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed-Income Instruments Risk

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Senior Loans Risk

Senior loans hold the most senior position in the capital structure of a Borrower. Senior loans in most circumstances are fully collateralized by assets of the Borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting Borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Senior loans usually include restrictive covenants, which must be maintained by the Borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the Borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Senior loans typically will be secured by pledges of collateral from the Borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the Borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund’s yield may be lower. See “Below Investment Grade Instruments Risk.”

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If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or government regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

The Fund may acquire senior loans through assignments or participations. The Fund will typically acquire senior loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution offering the participation, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a senior loan through a participation. The Adviser has established a best execution committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the best execution committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the senior loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the senior loan than the Fund expected when initially purchasing the participation.

Subordinated and Unsecured or Partially Secured Loans Risk

The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same Borrower.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

The Fund expects to add financial leverage to its portfolio representing up to approximately 33% of the Fund’s assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity).

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Conflicts of Interest.”

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. Because the Fund uses debt to finance investments, its net investment income depends, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. An increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income. See “Management of the Fund—The Adviser.”

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s portfolio companies that are unable or unwilling to pay interest and repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s investments with fixed rates may decline in value because the fixed coupon rate is below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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Public Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees, and expenses at the Public Investment Fund level.

The Fund is subject to, and indirectly invests in, Public Investment Funds that are subject to, the risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds in particular. The Fund may not be able to invest in certain Public Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Public Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

Public Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Public Investment Fund manager may invest the Public Investment Fund‘s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Public Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Public Investment Fund manager may focus on a particular industry, which would subject the Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of industries. A Public Investment Fund manager may focus on a particular country or geographic region, which may subject a Public Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broad range of geographic regions.

A Public Investment Fund manager may use derivatives for speculative or hedging purposes. A Public Investment Fund manager may have limited operating history upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. A Public Investment Fund manager may sell short securities held by a Public Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Public Investment Fund’s short selling activities may be adversely affect by regulatory restrictions that may be imposed at any time. A Public Investment Fund manager may invest the Public Investment Fund’s assets without limitation in restricted and illiquid securities. A Public Investment Fund manager may invest the Public Investment Fund’s assets in equity securities without limitation as to market capitalization. Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

BDC Risk

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Non-Traded BDC Risk

Non-traded BDCs are subject to the following risks in addition to those described in “BDC Risk.” Non-Traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded BDCs are not liquid, and investments in Non-Traded BDCs may not be accessible for an extended period of time. Redemption programs offered by Non-Traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the BDC to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded BDCs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by Non-Traded BDCs may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the BDC, regulatory changes, and key personnel changes. Distributions from Non-Traded BDCs can be suspended for a period of time or halted altogether.

Exchange-Traded Funds Risk

The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. ETF shares may trade at a premium or discount to their NAV because the supply and demand in the market for ETF shares at any point in time may not be identical to the supply and demand in the market for the underlying securities. Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors—Leverage Risk.” In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders may also indirectly bear similar expenses of an ETF.

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Private Investment Funds Risk

The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Private Investment Fund level.

The Fund is subject to, and indirectly invests in, Private Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Investment Funds in particular. The Fund may not be able to invest in certain Private Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Private Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A Private Investment Fund manager may invest the Private Investment Fund’s assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Investment Fund Manager may focus primarily on a particular industry, which would subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Investment Fund Manager may focus on a particular country or geographic region, which may subject the Private Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Investment Fund manager may use derivatives for speculative or hedging purposes. A Private Investment Fund may incur leverage for investment or other purposes, which may increase the volatility of the Private Investment Fund. A Private Investment Fund manager may sell short securities held by Private Investment Funds, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that the Private Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Investment Fund manager may change their investment strategies at any time. A Private Investment Fund manager may invest the Private Investment Fund’s assets without limitation in restricted and illiquid securities. A Private Investment Fund manager may invest the investment funds’ assets in equity securities without limitation as to market capitalization. A Private Investment Fund may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Please see “Leverage Risk” above for a description of risks associated with the use of leverage. Additionally, Private Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Investment Fund managers may not be registered under the Advisers Act. Further, Private Investment Fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Structured Products Risk

The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

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CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Mezzanine Securities Risk

Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk

The Fund may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in below investment grade instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Derivatives Risk

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party (or counterparty) to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates generally are combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the

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conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return of the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Risk of Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Medium and Small Capitalization Company Risk

Many of the issuers of securities in which the Fund may invest are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk

The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the Borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than senior loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

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Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Short Selling Risk

Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Prepayment Risk

Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

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Counterparty Risk

Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian). The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Special Situations and Distressed Investments

The Fund seeks to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Freddie Mac and Fannie Mae may ultimately lose value.

Foreign Investment Risk

Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with:

•	political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.;

•	trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.;

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•	availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers;

•	limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and

•	currency exchange rate fluctuations and policies.

The risks of foreign investments may be greater in developing or emerging market countries.

Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk

The Fund’s NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a Private Investment Fund or a Public Investment Fund may also prove incorrect and may not produce the desired results.

Dependence on Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

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Conflicts of Interest Risk

The Adviser and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s clients, the Private Investment Funds and Public Investment Funds and the asset managers to the Private Investment Funds and Public Investment Funds. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund. See “Conflicts of Interest.”

Distribution Policy Risk

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finance repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Co-Investment Restrictions

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Fund’s board of trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Fund’s board of trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund’s investment strategy contemplates that the Fund will invest capital in originated transactions that are sourced by the Adviser. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser. The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term.

The Fund may, however, invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser and its affiliates, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. It is the Fund’s policy to base the board of trustees’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the board of trustees or imposed by applicable laws, rules, regulations or interpretations. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

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In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser and its affiliates will be required to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

Incentive Fee Risk

The Adviser is entitled to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. PIK income will be counted toward the incentive fee that the Fund is obligated to pay to the Adviser even though the Fund does not receive the income in the form of cash.

The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

In Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Event Driven Investing

The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

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Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Material Risks of Significant Methods of Analysis

The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

Market Developments

Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate

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all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession, such as the current recession, could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV.

Market Disruptions from Natural Disasters or Geopolitical Risks

Natural disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of shares of opportunities to sell their shares at NAV.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities

The Adviser may pursue complex investment opportunities for the Fund, which may involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund may be required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Risks Relating to the Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Resource Alternative, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act. The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III, which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. The Fund is the only client of the Adviser. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent renewal of the Fund’s Investment Management Agreement will be included in the Fund’s semi-annual annual report to shareholders for the period ended March 31, 2018.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated daily and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.25%;

•	100% of the Adviser’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125%. This portion of the Adviser’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.8125%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Adviser’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Adviser’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

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The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $2.10

Implied Yield (Investment Income / Average NAV) = 2.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 1.3375%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Incentive Fee on Income payable.

Scenario 2

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.3375%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

= 100% x (2.3375% - 2.25%)
= 0.0875% or $0.09

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision, therefore the Incentive Fee on Income is 0.0875%.

Scenario 3

Assumptions

Beginning NAV = $100

Ending NAV = $110

Average NAV = $105

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.00%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.3375%

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Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.3375% - 2.8125%))

= 0.5625% + (20% x 1.525%)

= 0.5625% + 0.305%

= 0.8675% or $0.91

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision, therefore the Incentive Fee on Income is 0.8675%.

Scenario 4

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $3.15

Implied Yield (Investment Income / Average NAV) = 3.32%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 2.6575%

Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (Subject to catch up)(4)

= 100% x (2.6575% - 2.25%)

= 0.4075% or $0.43

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the catch-up provision. Although Investment Income is the same in Scenario 4 as compared with Scenario 2, the Implied Yield is higher in Scenario 4 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 4 as compared with Scenario 2.

Scenario 5

Assumptions

Beginning NAV = $100

Ending NAV = $90

Average NAV = $95

Investment Income = $5.25

Implied Yield (Investment Income / Average NAV) = 5.53%

Hurdle Rate(1) = 2.25%

Base Management Fee(2) = 0.4625%

Other Operating Expenses(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(Implied Yield — (Base Management Fee + Other Administrative Expenses) = 4.8675%

Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to catch up)(4)

Incentive Fee on Income = 100% x catch up + (20% x (Pre-Incentive Fee Net Investment Income — 2.8125%))

Catch up = 2.8125% - 2.25%

= 0.5625%

Incentive Fee on Income = (100% x 0.5625%) + (20% x (4.8675% - 2.8125%))

= 0.5625% + (20% x 2.055%)

= 0.5625% + 0.411%

= 0.9735% or $0.92

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the catch up provision. Although Investment Income is the same in Scenario 5 as compared with Scenario 3, the Implied Yield is higher in Scenario 5 due to the decrease in NAV. As a result, the Incentive Fee on Income is also higher in Scenario 5 as compared with Scenario 3.

(1)	Represents 9.0% annualized hurdle rate.
(2)	Represents 1.85% annualized based management fee on average daily net assets.
(3)	Includes expenses reimbursed to the Adviser and interest expenses and distributions paid on any issued and outstanding preferred shares, but excludes the incentive fee.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.8125% in any calendar quarter.

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The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class W shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Portfolio Managers

Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as a Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, he worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

Justin Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc., located as 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent. For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. DST Systems, Inc., at PO Box 219169, Kansas City, MO 64121, serves as Transfer Agent.

Custodian

MUFG Union Bank, N.A., with principal offices at 1251 Avenue of the Americas, New York, NY 10020, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, MUFG Union Bank, N.A. holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is an affiliate of the Adviser.

AFS is obligated to pay expenses associated with providing the services contemplated by an Administration, Bookkeeping and Pricing Services Agreement (administration and accounting), including compensation of its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by an Agency Agreement (transfer agent), including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class W shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class.

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The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2017, there was no entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. Class W shares are offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Investment Funds and Non-Traded Funds), securities are valued at fair value as determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board’s supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Private Investment Funds and Non-Traded BDCs (“Non-Traded Funds”) will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Manager. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Investment Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Non-Traded Fund, the Adviser, under the oversight of the Board, will conduct a due diligence review of the valuation methodology utilized by the Non-Traded Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Non-Traded Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund or BDC, the Board will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fund’s Fair Value Committee will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If

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no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. In the event a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser and its affiliates distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal securities laws prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss to the Fund.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

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If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-855-747-9559 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

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The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 7.00% of the Fund’s current net asset value per share class. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by AFS (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

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The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Resource Credit Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver, CO 80203. Certain transactions can be performed by calling the toll free number 1-855-747-9559.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

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The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on December 11, 2014. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers five different classes of shares: Class A, Class C, Class I, Class L and Class W shares. Class A, Class C, Class I and Class L shares are sold through separate prospectuses. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Class W shares of the Fund that have been authorized and are outstanding as of December 31, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class I shares	Unlimited	None	3,296,453.93

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. Class W shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class W shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

About the Dealer Manager. The dealer manager for this offering is Resource Securities LLC (formerly known as Resource Securities, Inc.) (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent. The returned check and stop payment fee is currently $5. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Credit Income Fund to:

Resource Credit Income Fund
c/o DST Systems, Inc.
PO Box 219169
Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

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The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Resource Credit Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Class W shares will be sold at the prevailing NAV per Class W share and are not subject to any upfront sales charge. The following are additional features should be taken into account when purchasing Class W shares:

•	a minimum investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program; and

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class W shares.

The price of the Class W shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Class W shares. Because the Class W shares of the Fund are sold at the prevailing NAV per class W share without an upfront sales charge, the entire amount of your purchase is invested immediately.

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Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class W shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, Class W shares may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class W shares.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-855-747-9559 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-200981). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISORY AND OTHER SERVICES	34
PORTFOLIO MANAGERS	36
ALLOCATION OF BROKERAGE	38
TAX STATUS	39
OTHER INFORMATION	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	46
APPENDIX A – PROXY VOTING POLICY	47

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PRIVACY NOTICE	Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 1-855-747-9559

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WHO WE ARE
Who is providing this notice?	Resource Credit Income Fund
WHAT WE DO
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tells us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Resource Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Resource Credit Income Fund doesn’t jointly market.

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PROSPECTUS

RESOURCE CREDIT INCOME FUND

Class W Shares (RCIWX) of
Beneficial Interest

February 1, 2018

Investment Adviser
Resource Alternative Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
February 1, 2018

RESOURCE CREDIT INCOME FUND
Principal Executive Offices
712 Fifth Avenue, 12th Floor

New York, NY 10019

(866) 773-4120

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectuses of Resource Credit Income Fund, dated February 1, 2018 (collectively the “Prospectus”), as they may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of Resource Credit Income Fund (the “Fund”).

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus (except for Class I shares) may be obtained without charge by calling the Fund toll-free at 866-773-4120 or by visiting the Fund’s website at www.ResourceCreditIncome.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISORY AND OTHER SERVICES	34
PORTFOLIO MANAGERS	36
ALLOCATION OF BROKERAGE	38
TAX STATUS	39
OTHER INFORMATION	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	46
APPENDIX A – PROXY VOTING POLICY	47

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, and its telephone number is 866-773-4120. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers five classes of shares: Class A shares, Class C shares, Class W shares, Class I shares and Class L shares, each of which is sold through a separate prospectus. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Resource Alternative Advisor, LLC (the “Adviser” or “Resource Alternative”) serves as the Fund’s investment adviser.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Purchase securities on margin.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5) Invest 25% or more of the market value of the Fund’s total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6) Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission (“CFTC”), invest in securities or other instruments backed by or linked to commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below in “Repurchases and Transfers of Shares”), or the next business day if the 14th day is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets will not be considered a violation of the restriction; provided however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies. The following are additional investment limitations of the Fund and may be changed by the Board without shareholder approval.

80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as defined in the Prospectus.

Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Covered Obligations. Consistent with SEC staff guidance, financial instruments that involve obligations to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, and to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) written options, and (v) securities sold short.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board of Trustees has approved, govern the kinds of transactions that can be deemed to be offsetting transactions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third party pricing services, subject to the approval of the Board.

Short Selling. The Fund has no current intent to sell securities short. However, the Fund may engage in short sales for hedging purposes.

Non-Principal Investment Strategies

Bank Loans and Participations. The Fund’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating in the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Investment Companies. The Fund may invest in investment companies, which consist of open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to, offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts and Global Depositary Receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Emerging Market Securities. The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging market securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Securities. The Fund may invest in non-U.S. companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a Private Investment Fund or Public Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Hedge Funds and Private Equity Funds. The Fund may invest in private investment funds (which are commonly known as hedge funds or private equity funds) that would be required to register as investment companies but for an exemption under Section 3(c)(1) or 3(c)(7) of the 1940 Act. These funds are not subject to the requirements and protections of the 1940 Act and carry all of the risks associated with Private Investment Funds, as disclosed in the Prospectus. In addition, investors should be aware that these funds often engage in leverage, short-selling, arbitrage, hedging, derivatives, and other speculative investment practices that may significantly increase investment loss. These funds are highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode investment performance. Certain of these funds charge performance fees that may create an incentive for the fund’s manager to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee. Additionally, these funds need not have independent boards of trustees and do not require investor approval of advisory contracts.

Derivatives. The Fund may generally invest in transactions involving options, futures and other derivative financial instruments for speculative purposes or to hedge against risks or other factors and variables that may affect the values of the Fund’s portfolio securities. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out the Fund’s position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call and put options for both hedging and speculative purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

In a covered put option, cash or liquid securities are placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The Fund’s use of derivatives that are subject to regulation by the CFTC could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and is therefore not currently subject to registration or regulation as a pool operator.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market and to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into swap agreements, which generally include equity, interest rate, and index and currency rate swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investing in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third-party pricing services, subject to the approval of the Board.

Debtor-in-Possession (“DIP”) Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Special Situations. The Fund intends to invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues. Some of the companies in which the Fund invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments to the Fund may be reclaimed, recharacterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court or until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Equity Securities. In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. See “Mortgage-Backed Securities—Mortgage Pass-Through Securities” below. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so;

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation;

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws; and

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-Backed Securities. The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBSs”), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, FHFA placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the VA. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac or Fannie Mae and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities. ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed-income instruments and less like adjustable-rate securities and are subject to the risks associated with fixed-income instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Dollar Rolls. The Fund may enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage the Fund’s interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, risk management, in order to maintain portfolio flexibility, or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Co-Investments. Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and its affiliates’ other clients. As a closed-end investment company, the Fund is substantially limited in its ability to co-invest in privately negotiated transactions with its affiliates’ other clients unless the Fund obtains an exemptive order from the SEC. Unless the Fund applies for and receives such relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that the Fund may make. The Fund currently does not intend to invest in or hold securities of companies that are controlled by affiliates of the Adviser.

If the Fund applies for and obtains exemptive relief from the SEC, investment opportunities that are presented to an affiliate’s other client may be referred to the Fund and vice versa. For each such referral, the Adviser intends to independently analyze and evaluate whether the co-investment transaction is appropriate for the Fund. In addition, if the Fund obtains exemptive relief from the SEC, co-investment transactions that are recommended and approved by the Adviser will generally be subject to the review and approval by a committee consisting of independent trustees on the Board, which the Fund refers to in this SAI as the independent trustee committee. For each type of co-investment transaction, the Fund intends to apply a specific protocol, which will be approved by the Fund’s independent trustee committee and be designed to ensure the fairness to the Fund of the specific type of co-investment transaction. However, neither the Fund nor any affiliate’s other client will be obligated to invest or co-invest when investment opportunities are referred to by the Fund or them.

Repurchases and Transfers of Shares

Repurchase Offers. The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline (as defined below) or the next business day if the 14th day is not a business day. The Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2. The repurchase offers will be made in March, June, September and December of each year.

3. The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer between 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4. The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund does not currently charge a repurchase fee. However, a Class T shareholder who tenders for repurchase such shareholder’s Class T shares during the first year following such shareholder’s initial capital contribution will be subject to a fee of 1.00% of the value of the original purchase price of the shares repurchased by the Fund (an “Early Withdrawal Charge”). The Distributor (as defined below in “The Distributor”) may waive the imposition of the early withdrawal charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund is required to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1. A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2. Any fees applicable to such repurchase, if any;

3. The Repurchase Offer Amount;

4. The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5. The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6. The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7. The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8. The circumstances in which the Fund may suspend or postpone a repurchase offer;

9. The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10. The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: When the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1. Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2. Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1. If the repurchase would cause the Fund to lose its status as a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code;

2. To the extent the Fund is listed in the future, if the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3. For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

4. For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5. For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing NAV: The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1. Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2. Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3. Customary national, local, and regional business holidays described or listed in the prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1. In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a) The frequency of trades and quotes for the security.

(b) The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c) Dealer undertakings to make a market in the security.

(d) The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e) The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2. If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3. The Board of Trustees shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4. These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1. Disclosure of its fundamental policy regarding periodic repurchase offers.

2. Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a. the number of repurchase offers,

b. the repurchase offer amount and the amount tendered in each repurchase offer,

c. and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b) of Rule 23c-3 under the 1940 Act.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases. The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund shares that it holds in its capacity as a shareholder.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s By-Laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s distributor (“Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Fred Berlinsky, who has served as the Chairman of the Board since February 3, 2015 and is also an Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Fund believes it best to have a non-executive Chairman of the Board, who together with the President and Principal Executive Officer, are seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of three Independent Trustees and one interested Trustee, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of his individual overall merits including:(i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Berlinsky holds a juris doctor degree from the University of South Carolina, and has over 25 years of business experience in the area of commercial real estate, finance and third-party brokerage. He has developed considerable leadership and problem-solving skills as a result of his experience as the President of a large organization and his years of law practice. Mr. Casanova has a comprehensive business background shaped by his years of experience with a variety of companies directing their marketing and related endeavors. Mr. Casanova has an understanding of the framework under which boards of directors must operate based on his years of service as an independent director to another corporation. Mr. Burns has a broad business background across multiple industries, including the investment banking and broker industries, among others, which have helped him to develop keen problem solving and relationship building skills. Currently, Mr. Burns serves as President to Ampure Capital, LLC, a small business financial, consulting and boutique investment banking firm, and he has been with the company for over ten years. He has gained additional financial experience as acting CFO for certain other companies, and has developed an understanding of the framework under which boards of directors must operate based on his years of service as a director for two other companies. Mr. Feldman brings a comprehensive background of leadership and business experience to his role on the Board. He has more than a decade of experience serving as a senior leader to the Adviser’s parent company, and many years as its chief executive officer, which gave him strong leadership and problem-solving skills.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Credit Income Fund, 712 Fifth Avenue, 12th Floor, New York, NY 10019.

Independent Trustees

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Fred Berlinksy Year of Birth: 1959	Trustee, Chairman of the Board since 2015	Markheim-Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Real Estate Diversified Income Fund (since November 2012)
Enrique Casanova Year of Birth:1973	Trustee since 2015	MKTG (marketing company), Vice President (since December 2003)	2	Independent Director, RCP Reserves Holdings Manager, Inc. (August 2006 to October 2012) Resource Real Estate Diversified Income Fund (since November 2012)
David Burns Year of Birth: 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker-dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate) (since January 2001)	2	Doorways, LTD (since January 2001) RCP Regents Center (since June 2006) Resource Real Estate Diversified Income Fund (since January 2015)

Interested Trustees and Officers

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alan Feldman Year of Birth: 1963	Trustee, Chief Executive Officer and Principal Executive Officer since 2015	Resource Real Estate, LLC. (investment adviser to Resource Real Estate Diversified Income Fund), an affiliate of Resource Alternative Advisor, LLC, Chief Executive Officer and Director (since May 2004) Resource America, Inc., Senior Vice President (since August 2002), Resource Alternative Advisor, LLC, Senior Vice President (since November 2016)	2	Resource Real Estate, LLC (since 2004) Resource Real Estate Diversified Income Fund (since November 2012)
Justin Milberg Year of Birth: 1966	President since 2015

Resource Liquid Alternatives (mutual fund), Chief Operating Officer (since November 2014)

Resource Alternative Advisor, LLC (the Fund’s investment adviser), Senior Vice President (since November 2016)

Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)

			N/A	N/A

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Brian Hawkins Year of Birth: 1976	Treasurer, Chief Financial and Accounting Officer and Senior Vice President since 2016	Resource America, Inc., Vice President of Finance (since December 2008)	N/A	N/A
Darshan Patel Year of Birth: 1970	Secretary, Chief Compliance Officer and Senior Vice President since 2015

Resource Real Estate LLC, Senior Vice President and Chief Compliance Officer (since 2004)

Resource Alternative Advisor, LLC, Chief Compliance Officer, Senior Vice President and Secretary (since November 2016)

Resource Securities LLC (a registered broker-dealer), an affiliate of Resource Alternative Advisor, LLC, President, Director and Chief Compliance Officer and President (since 2004)

Resource Real Estate Diversified Income Fund, Chief Compliance Officer, Secretary and Senior Vice President (since 2012)

			N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to Resource Credit Income Fund and Resource Real Estate Diversified Income Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of three Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Shareholders interested in nominating potential trustees should submit their nominations to Darshan Patel, Secretary, Chief Compliance Officer and Senior Vice President, Resource Credit Income Fund, 712 Fifth Avenue, 12th Floor, New York, NY 10019. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2017, the Audit Committee met four times.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2017:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Fred Berlinksy	$50,001 - $100,000	over $100,000
Enrique Casanova	None	None
David Burns	None	None
Alan Feldman	$50,001 - $100,000	over $100,000

Compensation

Each Trustee who is not affiliated with the Fund or Adviser will receive an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, $500 for each telephonic meeting of the Board, and reimbursement for any reasonable expenses incurred attending such meetings. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees received from the Fund during the fiscal year ended September 30, 2017. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Fred Berlinsky	$15,500	$0	$0	$15,500
Enrique Casanova	$15,500	$0	$0	$15,500
David Burns	$16,400	$0	$0	$16,400
Alan Feldman	$0	$0	$0	$0

CODES OF ETHICS

Each of the Fund, the Adviser and the Fund’s distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Ethics Codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-866-773-4120; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-866-773-4120 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of December 31, 2017, there were no entities or persons deemed to be a control person, the name, address and percentage of ownership of each entity or person that was a principal shareholder were as follows:

Class A Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	29.1509%
Resource Financial Fund Management Inc. 1 Crescent Drive, Suite 203 Philadelphia, PA 19112-1015	10.0926%
Cor Clearing LLC 1200 Landmark Ctr. Suite 800 Omaha, NE 68102-1916	9.1632%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8.5849%
Mainstar Trust 214 W 9th Street Onaga, KS 66521	6.6125%
First Trust Retirement 430 West 7th Street Kansas City, MO 64105-1407	5.9652%

Class C Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	43.8796%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	11.7331%
Equity Trust Co. PO Box 451249 Cleveland, OH 44145-0632	10.8933%
Cor Clearing LLC 1200 Landmark Ctr. Suite 800 Omaha, NE 68102-1916	10.6014%
Class I Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	58.0990%
Equity Trust Co. PO Box 451249 Cleveland, OH 44145-0632	27.5023%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.7312%
Class L Shares
Name & Address	Percentage of Class
Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	71.1250%
YUEN XING C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	11.4228%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.1156%
Mingjie Yu C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	7.7194%
Jingjing Wu C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	6.7345%
Yanyu Jiang C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	6.6167%
Dong Li C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	6.3533%
Lihong Zhang C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	5.7861%
Shengxue Zhang C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	5.5139%
Shuhua Tian C/O Cetera Investment Services 400 1st Street South, Suite 300 St. Cloud, MN 56301	5.5043%

Class W Shares
Name & Address	Percentage of Class
Charles Schwab & Co Inc. Special Custody A/C Fbo Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	32.9913%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	23.8905%
TD Ameritrade TD Ameritrade Clearing Custodian 1663 N 113th Ave Avondale, AZ 85392-5222	23.8437%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.1674%
Rao Movva & Vedavathi Movva C/O TD Ameritrade 1663 N 113th Ave Avondale, AZ 85392-5222	5.4191%

As of December 31, 2017, the Trustees and officers beneficially owned less than one percent of the Fund's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Resource Alternative, located at 712 Fifth Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in 2016. Resource Alternative is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. Resource Real Estate invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates Resource America’s commercial real estate debt platform. The Adviser is a wholly-owned subsidiary of Resource America, which is wholly-owned by C-III.

Under the general supervision of the Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser will compensate all Adviser personnel who provide services to the Fund.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2019, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 2.59%, 3.34%, 2.59%, 2.34%, and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

During the fiscal period ended September 30, 2015, the Adviser earned $1,773 in advisory fees. In the same period, the Adviser waived fees and reimbursed Fund expenses of $398,666.

During the fiscal year ended September 30, 2016, the Adviser earned $44,810 in advisory fees. In the same year, the Adviser waived fees and reimbursed Fund expenses of $829,791.

During the fiscal year ended September 30, 2017, the Adviser earned $438,796 in advisory fees. In the same year, the Adviser waived fees and reimbursed Fund expenses of $476,713.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO, 80203, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions.

PORTFOLIO MANAGERS

As described in the Prospectus, Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder. As of September 30, 2017, Mr. Terwilliger owned no Fund shares and did not manage any other accounts in addition to the Fund.

As described in the Prospectus, Justin Milberg serves as a Portfolio Manager for the Fund. He has served the Fund as a Portfolio Manager since February 2017. Mr. Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America, Inc.) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America, Inc. in April of 2012 with the title of Managing Director, Resource Financial Fund Management, Inc. Prior to joining Resource America, Inc., Mr. Milberg was a Managing Director of the Financial Institutions Group at BAML from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Master of Business Administration from the Wharton School of Business. As of September 30, 2017, in addition to the Fund, Mr. Milberg manages $235.57 million for one other registered investment company, Resource Real Estate Diversified Fund, and a $5.42 million portfolio of life settlement contracts for Resource Capital Corporation, which is externally managed by a subsidiary of Resource America, Inc. As of September 30, 2017, Mr. Milberg owned between $50,001-$100,000 in Fund shares.

Portfolio Manager Compensation

As compensation, Mr. Terwilliger receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Terwilliger is also entitled to receive a discretionary bonus based, among other things, on whether the Fund (i) meets certain risk and diversification goals and (ii) achieves a target annual return of a certain amount above LIBOR.

As compensation, Mr. Milberg receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Milberg is also entitled to receive a discretionary bonus based, among other things, on whether the Fund (i) ) meets certain risk and diversification goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Conflicts of Interest

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Private Investment Fund and Public Investment Fund managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Private Investment Fund or Public Investment Fund manager will abide by, and comply with, its stated practices. A Private Investment Fund or Public Investment Fund manager may provide investment advisory and other services, directly or through affiliates, to various affiliated entities and accounts other than the Private Investment Funds or Public Investment Funds.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, a Portfolio Manager, who on behalf of the Adviser, provides investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating his time and activity between the Fund other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund as in his judgment is necessary and appropriate.

The Portfolio Managers attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The Portfolio Managers adhere to procedures intended to treat all client accounts in a fair and equitable manner. To the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts, the Portfolio Manager may aggregate, or bunch, these orders where he deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the Portfolio Managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. During the fiscal period or year ended September 30, 2015, 2016 and 2017, respectively, the Fund paid $0, $2,514 and $17,798 in brokerage commissions.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

During the fiscal period ended September 30, 2015, and the fiscal years ended September 30, 2016 and 2017, the Fund did not execute portfolio transactions through a broker that is an affiliated person of the Fund or a Fund affiliate, or that has an affiliate which is affiliated with the Fund, the Adviser, or the Distributor. If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Investment company taxable income of the Fund is generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should generally not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income (the “Income Test”) from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

Some of the income and fees that the Fund will recognize may not satisfy the Income Test. In order to ensure that such income and fees do not disqualify the Fund as a RIC for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula generally requires payment to shareholders during a calendar year of distributions representing an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income for the calendar year (taking into account certain deferrals and elections) (ii) at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses, adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year and (iii) 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund generally expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will generally have a cost basis for federal income tax purposes in each share so received equal to the amount of cash shareholders could have received instead of such shares. To the extent that a shareholder purchases additional shares at a discount to fair market value, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers (“TIN”) and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the Internal Revenue Service (“IRS”) or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Private Investment Funds

Certain of the Private Investment Funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. For purposes of the Income Test, income that the Fund realizes from equity interests in entities that are so classified will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. Additionally, Private Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Fund to monitor the source of its income, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Private Investment Funds in which the Fund may invest.

Investment in CLOs

Some of the collateralized loan obligations (“CLOs”) in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in CLOs that are PFICs may cause the Fund to be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year (i.e., phantom interest), and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC. The Fund must distribute such income to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the dispositions of CFC stock during that year (i.e., phantom income).

Investments in other RICs

The Fund may invest in business development companies, ETFs mutual funds and other entities that seek to qualify as RICs under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, each of such entities must meet certain source-of-income, asset diversification and annual distribution requirements. If such an entity fails to qualify as a RIC, such entity would generally be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure could substantially reduce the entity’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

Phantom Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes and, as described above, the Fund may invest in CLOs that are treated as PFICs or CFCs. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. It is not generally expected that the Fund will be eligible to make this election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

In general, dividends (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable Internal Revenue Service Form W-8 (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a RIC’s “qualified net interest income” (generally, U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the RIC’s “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. Even if legislation is enacted to extend this exemption, depending on the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

An investment in shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Administrator

ALPS Fund Services Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between ALPS and the Fund.

Transfer Agent

DST Systems, Inc., located at 333 W. 11th Street, Kansas City, MO 64105, serves as Transfer Agent pursuant to a transfer agency agreement between DST Systems, Inc. and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, acts as legal counsel to the Fund.

Custodian

MUFG Union Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1251 Avenue of the Americas, New York, NY 10020.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm's report thereon contained in the Fund's annual report dated September 30, 2017, are incorporated by reference in this Statement of Additional Information. The Financial Statements contained in the Fund's semi-annual report dated March 31, 2017, are also incorporated by reference in this Statement of Additional Information. The Fund's annual report and semi-annual report are available upon request, without charge, by calling the Fund toll-free at 1-866-773-4120.

APPENDIX A

Adviser Proxy Voting Policies and Procedures

A. GENERAL POLICY

Rule 206(4)-6 requires a registered investment adviser that exercises voting authority over Client securities to implement proxy voting policies and describe those policies to their Clients. In any instance in which Resource Real Estate Diversified Income Fund or Resource Credit Income Fund (individually “Client” or collectively “Clients”) owns any class of shares of a portfolio company for which proxies are solicited, the applicable Adviser will vote proxies for such shares on behalf of its Clients in accordance with these Proxy Voting Policies and Procedures.

Resource Real Estate, LLC and Resource Alternative Advisor, LLC’s (individually “Adviser” or collectively “Advisers”) general policy is to vote proxies in a manner that serves the best interest of the Client and in accordance with the Client’s governing documents, as determined by the applicable Adviser in its discretion, taking into account relevant factors, including:

•	The impact on the value of the returns to the relevant Client;

•	Alignment of the interest of the issuer’s management with the relevant Client’s interest, including establishing appropriate incentives for management;

•	The ongoing relationship between the relevant Client and issuer in which it invests, including the continued or increased availability of information; and

•	Industry and business practices.

In addition, the Advisers pay particular attention to the following matters in exercising their proxy voting responsibilities as a fiduciary for their Clients:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

•	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

B. SUMMARY OF PROXY VOTING GUIDELINES

1. ELECTION OF THE BOARD OF DIRECTORS

The Advisers believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. The Advisers also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. The Advisers will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

2. APPROVAL OF INDEPENDENT AUDITORS

The Advisers believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

The Advisers will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

3. EQUITY-BASED COMPENSATION PLANS

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisers are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Advisers will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

•	Requiring senior executives to hold stock in a company.
•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

4. CORPORATE STRUCTURE

The Advisers view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisers generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

The Advisers will generally support the ability of shareholders to cumulate their votes for the election of directors.

5. SHAREHOLDER RIGHTS PLANS

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which the Advisers generally consider to have a negative impact on shareholder value. Therefore, the Advisers’ preference is for a plan that places shareholder value in a priority position above interests of management.

C. CONFLICTS OF INTEREST

As stated above, in evaluating how to vote a proxy, the applicable portfolio manager will first determine whether there is a conflict of interest related to the proxy in question between the applicable Adviser and the Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a Client of the applicable Adviser.

If a conflict is identified and deemed “material” by the PM, the applicable Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Client (which may include utilizing an independent third party to vote such proxies).

With respect to material conflicts, an Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when an Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, such Adviser will:

•	Give the ERISA client the opportunity to vote the proxies in question themselves; or

•	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

D. PROCEDURES FOR PROXIES

An Adviser will generally adhere to the following procedures for voting proxies:

•	A written record of each proxy received by the applicable Adviser (on behalf of its Clients) will be kept in such Adviser’s files;

•	Prior to voting any proxies, the applicable portfolio manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth above. If a conflict is identified, the applicable portfolio manager will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

E. RECORD OF PROXY VOTING

The applicable Adviser and the CCO will be responsible for maintaining files relating to its proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•	A copy of each proxy statement that an Adviser received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

•	With respect to DIF and CIF, a copy of the most recently filed Form N-PX, which will be available to Clients upon request;

•	A record of each vote that an Adviser casts;

•	A copy of any document that an Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

•	A copy of each written request for information on how an Adviser voted such client’s proxies and a copy of any written response to any request for information on how an Adviser voted proxies on behalf of clients.